HARRIS INSIGHT(R) FUNDS
                                 760 Moore Road
                       King of Prussia, Pennsylvania 19406
                            Telephone: (800) 982-8782

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2005

         This Statement of Additional Information (the "SAI") is not a prospectus. It should be read in conjunction with the corresponding prospectuses dated May 1, 2005 and any supplement thereto (the "Prospectuses") for the series of Harris Insight Funds Trust (the "Trust") listed below (each a "Fund" and collectively the "Funds").


     The Funds are as follows:

                            Equity Funds                                          Fixed Income Funds

       o        Harris Insight Balanced Fund                    o        Harris Insight Bond Fund
       o        Harris Insight Core Equity Fund                 o        Harris Insight High Yield Bond Fund
       o        Harris Insight Emerging Markets Fund            o        Harris Insight Intermediate Government Bond
       o        Harris Insight Equity Fund                                    Fund
       o        Harris Insight Index Fund                       o        Harris Insight Intermediate Tax-Exempt Bond
       o        Harris Insight International Fund                             Fund
       o        Harris Insight Small-Cap Growth Fund            o        Harris Insight Short/Intermediate Bond Fund
                      (formerly named Small-Cap Aggressive      o        Harris Insight Tax-Exempt Bond Fund
                      Growth Fund)                              o        Harris Insight Ultra Short Duration Bond Fund
       o        Harris Insight Small-Cap
                      Opportunity Fund                                            Money Market Funds

       o        Harris Insight Small-Cap                        o        Harris Insight Government Money Market Fund
                      Value Fund                                o        Harris Insight Money Market Fund
                                                                o        Harris Insight Tax-Exempt Money Market Fund


         The financial statements and financial highlights for each Fund for the fiscal period ended December 31, 2004, including the independent registered public accounting firm's report thereon, are included in the Funds' Annual Report, and are incorporated herein by reference.

         To obtain a free copy of the Prospectuses or Annual Report, please write or call the Funds at the address or telephone number given above.

         Capitalized terms not defined herein are defined in the Prospectuses.



                                                                 HIF 1150 05/05

                                TABLE OF CONTENTS

                                                                     PAGE

General Information About the Trust.....................................3
Investment Strategies...................................................3
Ratings................................................................25
Investment Restrictions................................................26
Master Fund/Feeder Fund Structure......................................28
Trustees and Executive Officers........................................30
Control Persons and Principal Holders of Securities....................33
Investment Management, Distribution and Other Services.................38
Service and Distribution Plans.........................................49
Calculation of Yield and Total Return..................................53
Additional Purchase and Redemption Information.........................59
Determination of Net Asset Value.......................................61
Portfolio Transactions ................................................62
Disclosure of Portfolio Holdings.......................................65
Tax Information........................................................66
Shares of Beneficial Interest..........................................69
Other..................................................................70
Independent Registered Public Accounting Firm .........................70
Reports to Shareholders ...............................................70
Appendix A:  Additional Information on Ratings.........................71
Appendix B:  Summary of Proxy Voting Policies and
             Procedures - HIM and Monegy...............................76
Appendix C:  Summary of Proxy Voting Policies and
             Procedures - Hansberger...................................78


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


                       GENERAL INFORMATION ABOUT THE TRUST

         The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on December 6, 1995. Because the Trust offers multiple investment portfolios (the "Funds"), it is known as a "series" company. The Trust currently offers nineteen diversified Funds, with various investment objectives and policies, and offers five classes of shares, A Shares, N Shares, Service Shares, Exchange Shares and Institutional Shares. Institutional Shares are offered by each Fund. A Shares are offered by each Fund, except for the Index Fund, the Small-Cap Growth Fund, the Ultra Short Duration Bond Fund and each of the Money Market Funds. N Shares are offered by each Fund, except for the Small-Cap Growth Fund and the Ultra Short Duration Bond Fund. Service Shares are offered only by each of the Money Market Funds. Exchange Shares are offered only by the Money Market Fund.

         The investment objectives of the Funds are described in the Prospectuses. Harris Investment Management, Inc. ("HIM" or the "Adviser") is the adviser to the Funds, Hansberger Global Investors, Inc. ("Hansberger" or the "Sub-Adviser") is the sub-adviser to the International Fund and the Emerging Markets Fund, and HIM Monegy, Inc. ("Monegy" or the "Sub-Adviser") is the sub-adviser to the High Yield Bond Fund. See "Investment Management, Distribution and Other Services" below.

                              INVESTMENT STRATEGIES

         ASSET-BACKED SECURITIES. Each Fund may purchase asset-backed securities, which represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as installment loan contracts, leases of various types of real and personal property, motor vehicle installment sales contracts and receivables from revolving credit (credit card) agreements. In accordance with guidelines established by the Board of Trustees, asset-backed securities may be considered illiquid securities and, therefore, may be subject to a Fund's 15% (10% with respect to the Money Market Funds) limitation on such investments. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, including prepayment risk.

         Assets are securitized through the use of trusts, special purpose corporations and other entities that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Asset-backed securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. As a result, there is the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities.

         BANK OBLIGATIONS. Each Fund may invest in bank obligations, including negotiable certificates of deposit, bankers' acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly-owned banking-related subsidiaries of foreign banks. The Money Market Fund limits its investments in domestic bank obligations to obligations of U.S. banks (including foreign branches and thrift institutions) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System, are examined by Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("U.S. banks"). The Money Market Fund limits its investments in foreign bank obligations to U.S. dollar-denominated obligations of foreign banks (including U.S. branches): (a) which banks at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets and (ii) are among the 100 largest banks in the world, as determined on the basis of assets, and have branches or agencies in the U.S.; and (b) which obligations, in the opinion of HIM, are of an investment quality comparable to obligations of U.S. banks that may be purchased by the Money Market Fund. Each of the Short/Intermediate Bond Fund, the Ultra Short Duration Bond Fund and the Money Market Fund may invest more than 25% of the current value of its total assets in obligations (including repurchase agreements) of:
(a) U.S. banks; (b) U.S. branches of foreign banks that are subject to the same regulation as U.S. banks by the U.S. Government or its agencies or instrumentalities; or (c) foreign branches of U.S. banks if the U.S. banks would be unconditionally liable in the event the foreign branch failed to pay on such obligations for any reason.

         Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand but may be subject to early withdrawal penalties which could reduce the Fund's yield. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities. A Fund's investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both.

         BORROWING. Each Fund may borrow up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, which borrowing may be secured by the pledge of up to 10% of the current value of the Fund's net assets. Investments may not be purchased while any aggregate borrowings in excess of 5% exist.

         COMMON AND PREFERRED STOCK. The Equity Funds and the High Yield Bond Fund may invest in common and preferred stock. Common stockholders are the owners of the company issuing the stock and, accordingly, usually have the right to vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, in the event of liquidation of the company, would be entitled to their pro rata shares of the company's assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Preferred stock is a class of stock having a preference over common stock as to dividends or upon liquidation. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company's fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings or other surplus of the company and not interest payments, which are expenses of the company. Equity securities owned by a Fund may be traded in the over-the-counter market or on a securities exchange and may not be traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by a Fund of a portfolio security to meet redemptions by shareholders or otherwise may require the Fund to sell the security at less than the reported value of the security, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth.

         Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other types of securities. Smaller or newer issuers may be more likely to realize more substantial growth or suffer more significant losses. Investments in these companies can be both more volatile and more speculative. The Small-Cap Growth Fund, the Small-Cap Opportunity Fund, and the Small-Cap Value Fund have heightened exposure to these risks due to their policy of investing in smaller companies.

         CONVERTIBLE SECURITIES. The Equity Funds and the Fixed Income Funds, except the Ultra Short Duration Bond Fund, may invest in convertible preferred stock and bonds, which are fixed income securities that are convertible into common stock at a specified price or conversion ratio. Because they have the characteristics of both fixed-income securities and common stock, convertible securities sometimes are called "hybrid" securities. Convertible bonds, debentures and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior securities offering a stated dividend rate. Convertible securities will at times be priced in the market like other fixed income securities: that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer's common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Thus, convertible securities ordinarily will provide opportunities for producing both current income and longer-term capital appreciation. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer's non-convertible debt obligations or preferred stock.

         See additional information on ratings and debt obligations below under "Debt Securities" and in Appendix A of this SAI.

         DEBT SECURITIES. Each Fund may invest in debt, or fixed income, securities. Debt, or fixed income, securities (which include corporate bonds, commercial paper, debentures, notes, Government securities, municipal obligations, state- or state agency-issued obligations, obligations of foreign issuers, asset- or mortgage-backed securities, and other obligations) are used by issuers to borrow money and thus are debt obligations of the issuer. Holders of debt securities are creditors of the issuer, normally ranking ahead of holders of both common and preferred stock as to dividends or upon liquidation. The issuer usually pays a fixed, variable, or floating rate of interest and must repay the amount borrowed at the security's maturity. Some debt securities, such as zero-coupon securities (discussed below), do not pay interest but are sold at a deep discount from their face value.

         Yields on debt securities depend on a variety of factors, including the general conditions of the money, bond, and note markets, the size of a particular offering, the maturity date of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater price fluctuations in response to changes in market conditions than obligations with shorter maturities. An increase in interest rates generally will reduce the market value of portfolio debt securities, while a decline in interest rates generally will increase the value of the same securities. The achievement of a Fixed Income Fund's investment objective depends in part on the continuing ability of the issuers of the debt securities in which a Fund invests to meet their obligations for the payment of principal and interest when due. Obligations of issuers of debt securities are subject to the provisions of bankruptcy, insolvency, sovereign immunity, and other laws that affect the rights and remedies of creditors. There is also the possibility that, as a result of litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may be materially affected.

         The rating or quality of a debt security refers to the issuer's creditworthiness, i.e., its ability to pay principal and interest when due. Higher ratings indicate better credit quality, as rated by independent rating organizations such as Moody's Investors Service, Standard & Poor's, or Fitch, which publish their ratings on a regular basis. Appendix A provides a description of the various ratings provided for bonds (including convertible bonds), municipal bonds, and commercial paper.

         High Yield Debt Securities. Securities rated "BB", "B", or "CCC" by Standard & Poor's ("Ba" or lower by Moody's) are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, with "B" indicating a lesser degree of speculation than

"CCC". Such securities are frequently referred to as "high yield" securities or "junk bonds". While such debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Securities rated "CCC" ("Caa" by Moody's) have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

         While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain low-rated and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, low-rated securities and comparable unrated securities generally present a higher degree of credit risk, and yields on such securities will fluctuate over time. Issuers of low-rated and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for low-rated and comparable unrated securities may diminish the Fund's ability to obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value.

         Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as a Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Fund.

         To the extent that there is no established retail secondary market for low-rated and comparable unrated securities, there may be little trading of such securities in which case the responsibility of the Trust's Board of Trustees to value such securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. In addition, a Fund's ability to dispose of the bonds may become more difficult. Furthermore, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

         The market for certain low-rated and comparable unrated securities has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could likely disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and could result in a higher incidence of defaults.

         DOLLAR ROLLS. A Fund may enter into a mortgage dollar roll in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

         DURATION. Duration is a time measure of a bond's interest-rate sensitivity, based on the weighted average of the time periods over which a bond's cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond's price. (A bond's cash flows consist of coupon payments and repayment of capital.) A bond's duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

         FLOATING AND VARIABLE RATE OBLIGATIONS. Each Fund may purchase securities having a floating or variable rate of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. These adjustments tend to decrease the sensitivity of the security's market value to changes in interest rates. The Adviser or Sub-Adviser will monitor, on an ongoing basis, the ability of an issuer of a floating or variable rate demand instrument to pay principal and interest on demand. A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instrument permits same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Funds' custodian subject to a sub-custodian agreement between the bank and the Funds' custodian.

         The floating and variable rate obligations that the Funds may purchase include certificates of participation in such obligations purchased from banks. A certificate of participation gives a Fund an undivided interest in the underlying obligations in the proportion that the Fund's interest bears to the total principal amount of the obligation. Certain certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity. The Money Market Funds may invest in certificates of participation even if the underlying obligations carry stated maturities in excess of thirteen months upon compliance with certain conditions contained in a rule of the Securities and Exchange Commission (the "Commission"). The income received on certificates of participation in tax-exempt municipal obligations constitutes interest from tax-exempt obligations.

         Each Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in prevailing market interest rates or changes in the issuer's creditworthiness.

         Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as inverse floaters). For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. During periods when short-term interest rates are relatively low as compared to long-term interest rates, a Fund may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. While this form of leverage may increase the security's yield, it may also increase the volatility of the security's market value.

         A floating or variable rate instrument may be subject to the Fund's percentage limitation on illiquid securities if there is no reliable trading market for the instrument or if the Fund may not demand payment of the principal amount within seven days.

         FOREIGN CURRENCY AND FOREIGN CURRENCY FORWARD CONTRACTS, FUTURES, AND OPTIONS. When investing in foreign securities, a Fund usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. The Fund incurs expenses in converting assets from one currency to another.

         Forward Contracts. Each of the Equity Funds and the Fixed Income Funds, except the Ultra Short Duration Bond Fund, the Tax-Exempt Bond Fund and the Intermediate Tax-Exempt Bond Fund, may enter into foreign currency forward contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date ("forward contracts"). Forward contracts may be entered into by the Fund for hedging purposes, either to "lock-in" the U.S. dollar purchase price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which a Fund has investments may suffer a decline against the U.S. dollar, as well as for non-hedging purposes. A Fund may also enter into a forward contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency ("cross hedging"), if in the judgment of the Adviser or Sub-Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. By entering into such transactions, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates. Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments and their use involves certain risks beyond those associated with transactions in futures contracts or options traded on an exchange, including counterparty credit risk.

         Each of the Emerging Markets Fund and the International Fund may also enter into transactions in forward contracts for other than hedging purposes that present greater profit potential but also involve increased risk. For example, if the Adviser or Sub-Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Funds may purchase or sell such currency, respectively, through a forward contract. If the expected changes in the value of the currency occur, the Funds will realize profits that will increase their gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Funds may sustain losses that will reduce their gross income. Such transactions, therefore, could be considered speculative.

         The Funds have established procedures consistent with statements by the Commission and its staff regarding the use of forward contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Funds satisfy this requirement through segregation of assets, they will segregate appropriate liquid securities, which will be marked to market on a daily basis, in an amount equal to the value of their commitments under forward contracts.

         Only a limited market, if any, currently exists for hedging transactions relating to currencies in many emerging market countries, or to securities of issuers domiciled or principally engaged in business in emerging market countries, in which the Emerging Markets Fund or the International Fund may invest. This may limit a Fund's ability to effectively hedge its investments in those emerging markets.

         Foreign Currency Futures. Generally, foreign currency futures provide for the delivery of a specified amount of a given currency, on the settlement date, for a pre-negotiated price denominated in U.S. dollars or other currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as forward contracts. The Adviser or Sub-Adviser will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy. These contracts may be traded on an exchange or over-the-counter.

         Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described below. The Fund must accept or make delivery of the underlying foreign currency, through banking arrangements, in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

         Foreign Currency Options. Each of the Emerging Markets Fund, the International Fund and the Small-Cap Growth Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, the Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be able to sell the foreign currency for a fixed amount of U.S. dollars, thereby securing the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, the Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. The Fund may also purchase call and put options to close out written option positions.

         A Fund may also write covered call options on foreign currency to protect against potential declines in its portfolio securities that are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which it is denominated and the U.S. dollar, then a loss to the Fund occasioned by such value decline would be reduced by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. A Fund may also write options to close out long call option positions. A covered put option on a foreign currency would be written by the Fund for the same reason it would purchase a call option, namely, to hedge against an increase in the U.S. dollar value of a foreign security which the Fund anticipates purchasing. Here, the receipt of the premium would offset, to the extent of the size of the premium, any increased cost to the Fund resulting from an increase in the U.S. dollar value of the foreign security. However, the Fund could not benefit from any decline in the cost of the foreign security that is greater than the price of the premium received. A Fund may also write options to close out long put option positions. The Fund's ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market. These instruments may be traded on an exchange or over-the-counter.

         The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         As in the case of other kinds of options, the use of foreign currency options constitutes only a partial hedge and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may not necessarily constitute an effective hedge against fluctuations in exchange rates and, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

         Options on foreign currencies written or purchased by a Fund may be traded on U.S. or foreign exchanges or over-the-counter. There is no systematic reporting of last sale information for foreign currencies traded over-the-counter or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

         FOREIGN INVESTMENT COMPANIES. Some of the countries in which the Emerging Markets Fund, the International Fund or the Small-Cap Growth Fund may invest, may not permit, or may place economic restrictions on, direct investment by outside investors. Investments in such countries may be permitted only through foreign government-approved or -authorized investment vehicles, which may include other investment companies. These Funds may also invest in other investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the Fund does not own more than 3% of the voting stock of any one investment company. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

         FOREIGN SECURITIES. Investing in foreign securities generally represents a greater degree of risk than investing in domestic securities, due to possible exchange controls or exchange rate fluctuations, limits on repatriation of capital, less publicly available information as a result of accounting, auditing, and financial reporting standards different from those used in the U.S., more volatile markets, less securities regulation, less favorable tax provisions, political or economic instability, war or expropriation. As a result of its investments in foreign securities, a Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated.

         The Emerging Markets Fund, the International Fund, the Small-Cap Growth Fund, and the High Yield Bond Fund may purchase sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities ("Depositary Receipts"). Each of the Equity Funds also may invest in ADRs and EDRs. Depositary Receipts are typically issued by a financial institution ("depository") and evidence ownership interests in a security or a pool of securities ("underlying securities") that have been deposited with the depository. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Fund's investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities. Thus, a Depositary Receipt representing ownership of common stock will be treated as common stock.

         Each of the Emerging Markets Fund, the International Fund, the High Yield Bond Fund, and the Ultra Short Duration Bond Fund may invest a portion of its assets in certain sovereign debt obligations known as "Brady Bonds." Brady Bonds are issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the debtor nation's adoption of certain economic reforms and the exchange of commercial bank debt for newly issued bonds. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank or the International Monetary Fund (the "IMF"). The World Bank or IMF supports the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements or other arrangements with the World Bank or IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. The Brady Plan sets forth only general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

         Agreements implemented under the Brady Plan are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, each country offers different financial packages. Options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, and bonds bearing an interest rate that increases over time and the advancement of the new money for bonds. The principal of certain Brady Bonds has been collateralized by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, World Bank and the debtor nations' reserves. Interest payments may also be collateralized in part in various ways.

         Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds can be viewed as speculative.

         Each of the other Equity Funds, except for the Balanced Fund, may invest up to 10% of its total assets in dollar-denominated foreign equity and debt securities. The Balanced Fund, the Bond Fund, the High Yield Bond Fund and the Short/Intermediate Bond Fund (each with respect to 20% of its total assets) may invest in non-convertible and convertible debt of foreign banks, foreign corporations and foreign governments which obligations are denominated in and pay interest in U.S. dollars. The Money Market Fund may invest in non-convertible debt of foreign banks, foreign corporations and foreign governments which obligations are denominated in and pay interest in U.S. dollars. The Intermediate Government Bond Fund may invest in dollar-denominated Eurodollar securities that are guaranteed by the U.S. Government or its agencies or instrumentalities.

         FUNDING AGREEMENTS. Funding agreements are insurance contracts between an investor and the issuing insurance company. For the issuer, they represent senior obligations under an insurance product. For the investor, and from a regulatory perspective, these agreements are treated as securities. These agreements, like other insurance products, are backed by claims on the general assets of the issuing entity and rank on the same priority level as other policy holder claims. Funding agreements typically are issued with a one-year final maturity and a variable interest rate, which may adjust weekly, monthly, or quarterly.

Some agreements carry a seven-day put feature. A funding agreement without this feature is considered illiquid. These agreements are regulated by the state insurance board of the state where they are executed.

         GOVERNMENT SECURITIES. Government securities consist of obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises ("Government Securities"). Obligations of the U.S. Government agencies and instrumentalities are debt securities issued by U. S. Government-sponsored enterprises and federal agencies. Some of these obligations are supported by: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates); (b) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); (c) the discretionary authority of the U.S. Government to purchase certain obligations (such as securities of the Federal National Mortgage Association); or (d) the credit of the issuer only. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. In cases where U.S. Government support of agencies or instrumentalities is discretionary, no assurance can be given that the U.S. Government will provide financial support, since it is not legally obligated to do so.

         GUARANTEED INVESTMENT CONTRACTS. Each of the Bond Fund, the Short/Intermediate Bond Fund, the Ultra Short Duration Bond Fund and the Money Market Fund may invest in guaranteed investment contracts ("GICs") issued by U.S. and Canadian insurance companies. A GIC requires the investor to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then makes payments to the investor based on negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the insurance company's general assets. Generally, a GIC is not assignable or transferable without the permission of the issuing insurance company, and an active secondary market in GICs does not currently exist.

         ILLIQUID SECURITIES AND RESTRICTED SECURITIES. Each Fund may invest up to 15% (10% with respect to the Money Market Funds) of its net assets in securities that are considered illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act") ("restricted securities"), securities that are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in seven days. Subject to the oversight of the Trust's Board of Trustees, the Adviser and Sub-Adviser determine and monitor the liquidity of portfolio securities.

         Repurchase agreements, reverse repurchase agreements and time deposits that do not provide for payment to the Fund within seven days after notice or which have a term greater than seven days are deemed illiquid securities for this purpose unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Adviser has determined that an adequate trading market exists for such securities or that market quotations are readily available.

         The Funds may purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act and commercial paper issued in reliance upon the exemption in Section 4(2) of the 1933 Act, for which an institutional market has developed. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment of the unregistered security. A security's contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security. These securities may be determined to be liquid in accordance with guidelines established by the Trust's Board of Trustees. Those guidelines take into account trading activity in the securities and the availability of reliable pricing information, among other factors. The Board of Trustees monitors implementation of those guidelines on a periodic basis.

         INDEX FUTURES CONTRACTS AND OPTIONS ON INDEX FUTURES CONTRACTS. Each Equity Fund and Fixed Income Fund, except the Ultra Short Duration Bond Fund, may attempt to reduce the risk of investment in equity and other securities by hedging a portion of each portfolio through the use of futures contracts on indices and options on such indices traded on a securities or futures exchange. Each of these Funds may hedge a portion of its portfolio by selling index futures contracts to limit exposure to decline. During a market advance or when the Adviser or the Sub-Adviser anticipates an advance, a Fund may hedge a portion of its portfolio by purchasing index futures or options on indices. This affords a hedge against the Fund's not participating in a market advance at a time when it is not fully invested and serves as a temporary substitute for the purchase of individual securities that may later be purchased in a more advantageous manner. The Index Fund may maintain Standard & Poor's 500 Index futures contracts to simulate full investment in that index while retaining a cash position for fund management purposes, to facilitate trading or to reduce transaction costs. A Fund will sell options on indices only to close out existing hedge positions.

         A securities index assigns relative weightings to the securities in the index, and the index generally fluctuates with changes in the market values of those securities. A securities index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. Unlike the purchase or sale of an underlying security, no consideration is paid or received by a Fund upon the purchase or sale of a securities index futures contract. When the contract is executed, each party deposits with a broker or in a segregated custodial account a percentage of the contract amount, which may be as low as 5% or less, called the "initial margin." During the term of the contract, the amount of this deposit is adjusted, based on the current value of the futures contract, by payments of variation margin to or from the broker or segregated account.

         Municipal bond index futures contracts, which are based on an index of 40 tax-exempt, municipal bonds with an original issue size of at least $50 million and a rating of A or higher by Standard & Poor's ("S&P") or A or higher by Moody's Investors Service ("Moody's"), began trading in mid-1985. No physical delivery of the underlying municipal bonds in the index is made. The Fixed Income Funds may utilize any such contracts and associated put and call options for which there is an active trading market.

         Except for the Index Fund, a Fund will use index futures contracts only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Fund. A Fund will sell index futures only if the amount resulting from the multiplication of the then-current level of the indices upon which its futures contracts which would be outstanding do not exceed one-third of the value of the Fund's net assets. Also, a Fund may not purchase or sell index futures if, immediately thereafter, the sum of the premiums paid for unexpired options on futures contracts and margin deposits on the Fund's outstanding futures contracts would exceed 5% of the market value of the Fund's total assets. When a Fund purchases index futures contracts, it will segregate appropriate liquid securities equal to the market value of the futures contracts.

         There are risks that are associated with the use of futures contracts for hedging purposes. The price of a futures contract will vary from day to day and should parallel (but not necessarily equal) the changes in price of the underlying securities that are included in the index. The difference between these two price movements is called "basis." There are occasions when basis becomes distorted. For instance, the increase in value of the hedging instruments may not completely offset the decline in value of the securities in the portfolio. Conversely, the loss in the hedged position may be greater than the capital appreciation that a Fund experiences in its securities positions. Distortions in basis are more likely to occur when the securities hedged are not part of the index covered by the futures contract. Further, if market values do not fluctuate, a Fund will sustain a loss at least equal to the commissions on the financial futures transactions.

         All investors in the futures market are subject to initial margin and variation margin requirements. Changes in the initial and variation margin requirements may influence an investor's decision to close out the position. The normal relationship between the securities and futures markets may become distorted if changing margin requirements do not reflect changes in value of the securities. The margin requirements in the futures market are substantially lower than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary basis distortion. The margin requirements may be changed by the exchanges, including for open positions that may have already been established by the Fund.

         In the futures market, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions, and/or daily price fluctuation limits. Each market may establish a limit on the amount by which the daily market price of a futures contract may fluctuate. Once the market price of a futures contract reaches its daily price fluctuation limit, positions in the contract can be neither taken nor liquidated unless traders are willing to effect trades at or within the limit. The holder of a futures contract (including a Fund) may therefore be locked into its position by an adverse price movement for several days or more, which may be to its detriment. If a Fund could not close its open position during this period, it would continue to be required to make daily cash payments of variation margin. The risk of loss to a Fund is theoretically unlimited when it writes (sells) a futures contract because it is obligated to settle for the value of the contract unless it is closed out, regardless of fluctuations in the price of the underlying index. When a Fund purchases a put option or call option, however, unless the option is exercised, the maximum risk of loss to the Fund is the price of the put option or call option purchased.

         Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on securities, all settlements are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

         A Fund's successful use of index futures contracts and options on indices depends upon the Adviser's or Sub-Adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of the index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of a Fund's portfolio diverges from the composition of the relevant index. In addition, if a Fund purchases futures to hedge against market advances before it can invest in a security in an advantageous manner and the market declines, the Fund might create a loss on the futures contract. Particularly in the case of options on stock indices, a Fund's ability to establish and maintain positions will depend on market liquidity. In addition, the ability of a Fund to close out an option depends on a liquid secondary market. The risk of loss to a Fund is theoretically unlimited when it writes (sells) a futures contract because a Fund is obligated to settle for the value of the contract unless it is closed out, regardless of fluctuations in the underlying index. There is no assurance that liquid secondary markets will exist for any particular option at any particular time.

         Although no Fund has a present intention to invest 5% or more of its assets in index futures and options on indices, a Fund has the authority to invest up to 25% of its net assets in such securities.

         See additional risk disclosure below under "Interest Rate Futures Contracts and Related Options."

         INTEREST RATE FUTURES CONTRACTS AND RELATED OPTIONS. Each Equity Fund and Fixed Income Fund, except the Ultra Short Duration Bond Fund, may invest in interest rate futures contracts and options on such contracts that are traded on a domestic exchange or board of trade. Such investments may be made by a Fund solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions, and not for purposes of speculation. A public market exists for interest rate futures contracts covering a number of debt securities, including long-term U.S. Treasury Bonds, ten-year U.S. Treasury Notes, agency securities, three-month U.S. Treasury Bills, Eurodollars, Eurobonds, and three-month domestic bank certificates of deposit. Other financial futures contracts may be developed and traded. The purpose of the acquisition or sale of an interest rate futures contract by a Fund, as the holder of municipal or other debt securities, is to protect the Fund from fluctuations in interest rates on securities without actually buying or selling such securities.

         Unlike the purchase or sale of a security, no consideration is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit initial margin with the broker, as determined by the broker. The initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker, will be made on a daily basis as the price of the index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. At any time prior to the expiration of the contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the futures contract.

         A Fund may not purchase or sell futures contracts or purchase options on futures contracts if, immediately thereafter, more than one-third of its net assets would be hedged, or the sum of the amount of margin deposits on the Fund's existing futures contracts and premiums paid for options would exceed 5% of the value of the Fund's total assets. When a Fund enters into futures contracts to purchase an index or debt security or purchase call options, an amount of cash or appropriate liquid securities equal to the notional market value of the underlying contract will be segregated to cover the positions, thereby insuring that the use of the contract is unleveraged.

         Although a Fund will enter into futures contracts only if an active market exists for such contracts, there can be no assurance that an active market will exist for the contract at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee the price of municipal bonds or of other debt securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

         If a Fund has hedged against the possibility of an increase in interest rates that would adversely affect the value of municipal bonds or other debt securities held in its portfolio, and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

         In addition, the ability of a Fund to trade in futures contracts and options on futures contracts may be materially limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. See "Tax Information" below.

         A Fund may purchase put and call options on interest rate futures contracts which are traded on a domestic exchange or board of trade as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee such closing transactions can be effected.

         Options on futures contracts, as contrasted with the direct investment in such contracts, give the purchaser the right, in return for the premium paid, to assume a position in futures contracts at a specified exercise price at any time prior to the expiration date of the options. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

         There are several risks in connection with the use of interest rate futures contracts and options on such futures contracts as hedging devices. Successful use of these derivative securities by a Fund is subject to the Adviser's or Sub-Adviser's ability to predict correctly the direction of movements in interest rates. Such predictions involve skills and techniques which may be different from those involved in the management of a long-term bond portfolio. There can be no assurance that there will be a correlation between price movements in interest rate futures, or related options, on the one hand, and price movements in the debt securities which are the subject of the hedge, on the other hand. Positions in futures contracts and options on futures contracts may be closed out only on an exchange or board of trade that provides an active market; therefore, there can be no assurance that a liquid market will exist for the contract or the option at any particular time. Consequently, a Fund may realize a loss on a futures contract that is not offset by an increase in the price of the debt securities being hedged or may not be able to close a futures position in the event of adverse price movements. Any income earned from transactions in futures contracts and options on futures contracts will be taxable.

         See additional risk disclosure above under "Index Futures Contracts and Options on Index Futures Contracts."

         INVESTMENT COMPANY SECURITIES AND INVESTMENT FUNDS. In connection with the management of its daily cash positions, each Fund may invest in securities issued by investment companies that invest in short-term debt securities (which may include municipal obligations that are exempt from Federal income taxes) and that seek to maintain a $1.00 net asset value per share.

         Each non-Money Market Fund also may invest in securities issued by investment companies that invest in securities in which the Fund could invest directly, within the limits prescribed by the 1940 Act. These limit each such Fund so that, except as provided below in the section "Master Fund/Feeder Fund Structure", (i) not more than 5% of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. See additional information concerning permitted investments in non-U.S. investment companies above under "Foreign Investment Companies".

         LETTERS OF CREDIT. Debt obligations, including municipal obligations, certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks that, in the opinion of the Adviser or Sub-Adviser, are of investment quality comparable to other permitted investments of a Fund may be used for Letter of Credit-backed investments.

         MORTGAGE-RELATED SECURITIES. All Equity Funds, the Bond Fund, the High Yield Bond Fund, the Intermediate Government Bond Fund, the Short/Intermediate Bond Fund and the Ultra Short Duration Bond Fund may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and Government Stripped Mortgage-Backed Securities. The Intermediate Government Bond Fund may purchase such securities if they represent interests in an asset-backed trust collateralized by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), or the Federal Home Loan Mortgage Corporation ("FHLMC"), and may invest up to 20% of its assets in non-government, mortgage-backed securities.

         CMOs are types of bonds secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on the underlying collateral to different series or classes of the obligations. To the extent that CMOs are considered to be investment companies, investments in such CMOs will be subject to the percentage limitations described under "Investment Company Securities" in this SAI.

         Government Stripped Mortgage-Backed Securities are mortgage-backed securities issued or guaranteed by GNMA, FNMA, or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the Government Stripped Mortgage-Backed Securities represent all or part of the beneficial interest in pools of mortgage loans.

         Mortgage-backed securities generally provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-related securities may tend to increase due to refinancing of mortgages as interest rates decline. Prompt payment of principal and interest on GNMA mortgage pass-through certificates is backed by the full faith and credit of the United States. FNMA-guaranteed mortgage pass-through certificates and FHLMC participation certificates are solely the obligations of those entities.

         Even if the U.S. Government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility. When interest rates decline, mortgage-backed securities experience higher rates of prepayment because the underlying mortgages are refinanced to take advantage of the lower rates. The prices of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost if the security is prepaid. When interest rates rise, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates rise.

         Investments in interest-only Government Stripped Mortgage-Backed Securities will be made in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when the Adviser or Sub-Adviser believes that interest rates will remain stable or increase. In periods of rising interest rates, the value of interest-only Government Stripped Mortgage-Backed Securities may be expected to increase because of the diminished expectation that the underlying mortgages will be prepaid. In this situation the expected increase in the value of interest-only Government Stripped Mortgage-Backed Securities may offset all or a portion of any decline in value of the portfolio securities of the Fund. Investing in Government Stripped Mortgage-Backed Securities involves the risks normally associated with investing in mortgage-backed securities issued by government or government-related entities. In addition, the yields on interest-only and principal-only Government Stripped Mortgage-Backed Securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only Government Stripped Mortgage-Backed Securities and increasing the yield to maturity on principal-only Government Stripped Mortgage-Backed Securities. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on interest-only Government Stripped Mortgage-Backed Securities and decreasing the yield to maturity on principal-only Government Stripped Mortgage-Backed Securities. Sufficiently high prepayment rates could result in a Fund's not fully recovering its initial investment in an interest-only Government Stripped Mortgage-Backed Security. Government Stripped Mortgage-Backed Securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that a Fund will be able to effect a trade of a Government Stripped Mortgage-Backed Security at a time when it wishes to do so.

         MUNICIPAL LEASES. Each of the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Bond Fund may acquire participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation may be backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, a Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure might prove difficult.

         In evaluating the credit quality of a municipal lease obligation and determining whether such lease obligation will be considered "liquid," the Adviser will consider: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"); and, (5) the legal recourse in the event of failure to appropriate.

         MUNICIPAL OBLIGATIONS. The Balanced Fund, the Bond Fund, the High Yield Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Short/Intermediate Bond Fund, the Tax-Exempt Bond Fund, the Ultra Short Duration Bond Fund, and the Tax-Exempt Money Market Fund may invest in tax-exempt obligations to the extent consistent with each Fund's investment objective and policies. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

         TAX ANTICIPATION NOTES (TANS). An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers commingle various tax proceeds in a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various other obligations could affect the likelihood of making payments on TANs.

         BOND ANTICIPATION NOTES (BANS). The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

         REVENUE ANTICIPATION NOTES (RANS). A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

         The Balanced Fund, the Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Short/Intermediate Bond Fund, the Tax-Exempt Bond Fund, and the Ultra Short Duration bond Fund may also invest in: (1) municipal bonds that are rated at the date of purchase "Baa" or better by Moody's or "BBB" or better by S&P;
(2) municipal notes having maturities at the time of issuance of 15 years or less that are rated at the date of purchase "MIG 1" or "MIG 2" (or "VMIG 1" or "VMIG 2" in the case of an issue having a variable rate with a demand feature) by Moody's or "SP-1+," "SP-1," or "SP-2" by S&P; and (3) municipal commercial paper with a stated maturity of one year or less that is rated at the date of purchase "P-2" or better by Moody's or "A-2" or better by S&P.

         PUT AND CALL OPTIONS. Each Equity Fund and Fixed Income Fund, except the Ultra Short Duration Bond Fund, may invest in covered put and covered call options and write covered put and covered call options on securities in which they may invest directly and that are traded on registered domestic securities exchanges. The writer of a call option, who receives a premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

         These Funds each may write put and call options on securities only if they are "covered," and such options must remain "covered" as long as the Fund is obligated as a writer. A call option is "covered" if a Fund owns the underlying security or its equivalent covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if such cash is segregated) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds on a share-for-share or equal principal amount basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if appropriate liquid assets representing the difference are segregated by the Fund. A put option is "covered" if a Fund maintains appropriate liquid securities with a value equal to the exercise price, or owns on a share-for-share or equal principal amount basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium, a Fund would give up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. Upon exercise of a call option when the market value of the security exceeds the exercise price, a Fund would receive less total return for its portfolio than it would have if the call had not been written, but only if the premium received for writing the option is less than the difference between the exercise price and the market value. Put options are purchased in an effort to protect the value of a security owned against an anticipated decline in market value. A Fund may forego the benefit of appreciation on securities sold or be subject to depreciation on securities acquired pursuant to call or put options, respectively, written by the Fund. A Fund may experience a loss if the value of the securities remains at or below the exercise price, in the case of a call option, or at or above the exercise price, in the case of a put option.

         Each Fund may purchase put options in an effort to protect the value of a security owned against an anticipated decline in market value. Exercise of a put option will generally be profitable only if the market price of the underlying security declines sufficiently below the exercise price to offset the premium paid and the transaction costs. If the market price of the underlying security increases, a Fund's profit upon the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

         The staff of the Commission has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are illiquid securities. The Trust has agreed that, pending resolution of the issue, each of the Funds will treat such options and assets as subject to such Fund's limitation on investment in securities that are not readily marketable.

         Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series, and there is no assurance that a liquid secondary market on an exchange will exist.

         REAL ESTATE INVESTMENT TRUSTS (REITS). Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs or the quality of loans held by the REIT. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects.

         REITs are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline.

         Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than securities of larger companies.

         REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements by which the Fund purchases portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon time and price, which includes an amount representing interest on the purchase price. A repurchase agreement must be collateralized by obligations that could otherwise be purchased by the Fund (except with respect to maturity), and these must be maintained by the seller in a segregated account for the Fund cash or cash equivalents equal to at least 102% of the repurchase price (including accrued interest). Default or bankruptcy of the seller would expose a Fund to possible loss because of adverse market action, delays in connection with the disposition of the underlying obligations or expenses of enforcing its rights.

         A Fund may not enter into a repurchase agreement if, as a result, more than 15% (10% with respect to a Money Market Fund) of the market value of the Fund's total net assets would be invested in repurchase agreements with a maturity of more than seven days and in other illiquid securities. A Fund will enter into repurchase agreements only with registered broker/dealers and commercial banks that meet guidelines established by the Board of Trustees.

         REVERSE REPURCHASE AGREEMENTS. Each of the Equity Funds and the Fixed Income Funds may borrow funds for temporary purposes by entering into an agreement to sell portfolio securities to a financial institution such as a bank or broker-dealer and to repurchase them at a mutually specified date and price ("reverse repurchase agreement"). A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund would pay interest on the amount obtained pursuant to the reverse repurchase agreement.

         A Fund may not enter into a reverse repurchase agreement if, as a result, more than 15% (10% with respect to a Money Market Fund) of the Fund's net assets would be invested in reverse repurchase agreements with a maturity of more than seven days and in other illiquid securities. The Funds will enter into reverse repurchase agreements only with registered broker-dealers and commercial banks that meet guidelines established by the Trust's Board of Trustees.

         RULE 2A-7 MATTERS. Each of the Money Market Funds must comply with the requirements of Rule 2a-7 under the 1940 Act ("Rule 2a-7"). Under the applicable quality requirements of Rule 2a-7, the Funds may purchase only U.S. dollar-denominated instruments that are determined to present minimal credit risks and that are at the time of acquisition "eligible securities" as defined in Rule 2a-7. Generally, eligible securities are divided into "first tier" and "second tier" securities. First tier securities are generally those in the highest rating category (e.g., A-1 by S&P) or unrated securities deemed to be comparable in quality, government securities and securities issued by other money market funds. Second tier securities are generally those in the second highest rating category (e.g., A-2 by S&P) or unrated securities deemed to be comparable in quality. See Appendix A for more information.

         The Money Market Fund may not invest more than 5% of its total assets in second tier securities nor more than the greater of 1% of its total assets or $1 million in the second tier securities of a single issuer.

The Tax-Exempt Money Market Fund may not invest more than 5% of its total assets in second tier "conduit securities" (as defined in Rule 2a-7), nor more than 1% of its total assets or $1 million (whichever is greater) in second tier conduit securities issued by a single issuer. Generally, conduit securities are securities issued to finance non-governmental private projects, such as retirement homes, private hospitals, local housing projects, and industrial development projects, with respect to which the ultimate obligor is not a government entity.

         Each Money Market Fund will maintain a dollar-weighted average maturity of 90 days or less and will limit its investments to securities that have remaining maturities of 397 calendar days or less or other features that shorten maturities in a manner consistent with the requirements of Rule 2a-7, such as interest rate reset and demand features.

         SECURITIES LENDING. Each Fund may lend to brokers, dealers and financial institutions securities from its portfolio representing up to one-third of the Fund's total assets if cash or cash-equivalent collateral, including letters of credit, marked-to-market daily and equal to at least 100% of the current market value of the securities loaned (including accrued interest and dividends thereon) plus the interest payable to the Fund with respect to the loan is maintained by the borrower with the Fund in a segregated account. In determining whether to lend a security to a particular broker, dealer or financial institution, the Adviser or Sub-Adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. No Fund will enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that a Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. Loans of securities by a Fund will be subject to termination at the Fund's or the borrower's option. Each Fund pays administrative and custodial fees in connection with a securities loan and may pay a negotiated fee to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the Adviser, the Sub-Adviser or the Distributor.

         SHORT SALES. With respect to the Emerging Markets Fund and the International Fund, when a Fund sells short, it borrows the securities that it needs to deliver to the buyer. A Fund must arrange through a broker to borrow these securities and will become obligated to replace the borrowed securities at whatever their market price may be at the time of replacement. A Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

         A Fund's obligation to replace the securities borrowed in connection with a short sale will be secured. The proceeds a Fund receives from the short sale will be held on behalf of the broker until the Fund replaces the borrowed securities, and the Fund will deposit collateral with the broker; this collateral will consist of cash or liquid, high-grade debt obligations. In addition, a Fund will deposit collateral in a segregated account with the Fund's custodian; this collateral will consist of cash or liquid, high grade debt obligations equal to any difference between the market value of (1) the securities sold at the time they were sold short and (2) any collateral deposited with the broker in connection with the short sale (not including the proceeds of the short sale).

         The Emerging Markets Fund and the International Fund may sell securities short-against-the-box to hedge unrealized gains on portfolio securities. If a Fund sells securities short-against-the-box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

         SOVEREIGN DEBT. The Emerging Markets Fund, the International Fund, and the High Yield Bond Fund may invest in "sovereign debt," which is issued or guaranteed by foreign governments (including countries, provinces and municipalities) or their agencies and instrumentalities. Sovereign debt may trade at a substantial discount from face value. The Funds may hold and trade sovereign debt of foreign countries in appropriate circumstances to participate in debt conversion programs. Emerging-market country sovereign debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature. The issuer or governmental authorities that control sovereign-debt repayment ("sovereign debtors") may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash-flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy towards the IMF, and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor's implementation of economic reforms or economic performance and the timely service of the debtor's obligations. The sovereign debtor's failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor's ability or willingness to timely service its debts. In certain instances, the Funds may invest in sovereign debt that is in default as to payments of principal or interest. In the event that the Funds hold non-performing sovereign debt, the Funds may incur additional expenses in connection with any restructuring of the issuer's obligations or in otherwise enforcing their rights thereunder.

         The Fixed Income Funds may invest in "sovereign debt" that is U.S. dollar-denominated and investment-grade.

         STAND-BY COMMITMENTS. Each of the Balanced Fund, the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Bond Fund may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security. The primary purpose of this practice is to permit a Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. The Balanced Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by a Fund are valued at zero in determining the Fund's net asset value. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

         TEMPORARY INVESTMENTS. When business or financial conditions warrant, each of the non-Money Market Funds may assume a temporary defensive position by investing in money-market investments. These money-market investments include obligations of the U.S. Government and its agencies and instrumentalities, obligations of foreign sovereigns, other debt securities, commercial paper including bank obligations, certificates of deposit (including Eurodollar certificates of deposit) and repurchase agreements.

         For temporary defensive purposes, during periods in which the Adviser or Sub-Adviser believes changes in economic, financial or political conditions make it advisable, the Funds may reduce their holdings in equity and other securities and may invest up to 100% of their assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign currencies, or multicurrency units). In the case of the International Fund and the Emerging Markets Fund, these short-term and medium-term debt securities consist of (a) obligations of governments, agencies or instrumentalities of any member state of the Organization for Economic Cooperation and Development ("OECD"); (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks organized under the laws of any member state of the OECD, denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of corporations organized under the laws of any member state of the OECD meeting the Fund's credit quality standards; and (e) repurchase agreements with banks and broker-dealers covering any of the foregoing securities. The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes will be those that the Adviser or Sub-Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for debt securities in most emerging countries). If rated, these securities will be rated in one of the three highest rating categories by rating services such as Moody's or S&P (i.e., rated at least A).

         WARRANTS. The Equity Funds and the High Yield Bond Fund may invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. Unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of the Fund's entire investment therein).

         WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS (DELAYED-DELIVERY). When-issued purchases and forward commitments (delayed-delivery) are commitments by a Fund to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates.

         When a Fund agrees to purchase securities on a when-issued or forward commitment basis, the Trust's custodian will segregate on the books of the Fund the liquid assets of the Fund. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. Because a Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Adviser expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of a Fund's total assets absent unusual market conditions.

         A Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. The Funds may be required to provide margin for forward transactions. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss for Federal income tax purposes.

         When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

         ZERO COUPON SECURITIES. Each Fund may invest in zero coupon securities. Zero coupon securities are debt securities that are issued and traded at a discount and do not entitle the holder to any periodic payments of interest prior to maturity. Zero coupon securities may be created by separating the interest and principal components of securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities or issued by private corporate issuers. These securities may not be issued or guaranteed by the U.S. Government. Typically, an investment brokerage firm or other financial intermediary holding the security has separated ("stripped") the unmatured interest coupons from the underlying principal. The holder may then resell the stripped securities. The stripped coupons are sold separately from the underlying principal, usually at a deep discount because the buyer receives only the right to receive a fixed payment on the security upon maturity and does not receive any rights to reinvestment of periodic interest (cash) payments. Because the rate to be earned on these reinvestments may be higher or lower than the rate quoted on the interest-paying obligations at the time of the original purchase, the investor's return on investments is uncertain even if the securities are held to maturity. This uncertainty is commonly referred to as reinvestment risk. With zero coupon securities, however, there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon securities to maturity; holders of zero coupon securities, however, forego the possibility of reinvesting at a higher yield than the rate paid on the originally issued security. With both zero coupon securities and interest-paying securities there is no reinvestment risk on the principal amount of the investment. When held to maturity, the entire return from such instruments is determined by the difference between such instrument's purchase price and its value at maturity. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly. In addition, a Fund's investment in zero coupon securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes, a portion of the difference between the security's maturity value and its purchase price is imputed income to a Fund each year. Under the Federal tax laws applicable to investment companies, a Fund will not be subject to tax on its income if it pays annual dividends to its shareholders substantially equal to all the income received from, and imputed to, its investments during the year. Because imputed income must be paid to shareholders annually, a Fund may need to borrow money or sell securities to meet certain dividend and redemption obligations. In addition, the sale of securities by a Fund may increase its expense ratio and decrease its rate of return.

                                     RATINGS

         After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the Fund for such type of security to sell the security unless the amount of the security exceeds the Fund's permissible limit. However, the Adviser or the Sub-Adviser will reassess promptly whether the security presents minimal credit risks and determine whether continuing to hold the security is in the best interests of the Fund. A Money Market Fund may be required to sell a security downgraded below the minimum required for purchase, absent a specific finding by the Trust's Board of Trustees that a sale is not in the best interests of the Fund. To the extent the ratings given by any nationally recognized statistical rating organization may change as a result of changes in the organization or in its rating system, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectuses and in this SAI. For additional information on ratings, see Appendix A to this SAI.

                             INVESTMENT RESTRICTIONS

         (1) No diversified Fund may, with respect to 75% of its assets, invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies.

         (2) No Fund may, with respect to 75% of its assets, acquire securities of any one issuer that at the time of investment represent more than 10% of the voting securities of the issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies.

         (3) No Fund may invest more than 25% of its assets (valued at the time of investment) in securities of companies in any one industry, except that (a) this restriction does not apply to investments in (i) securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities,
(ii) municipal obligations (for purposes of this restriction, private activity bonds shall not be deemed municipal obligations if the payment of principal and interest on such bonds is the ultimate responsibility of non-governmental users), and (iii) in the case of the Money Market Fund, bank obligations that are otherwise permitted as investments, and (b) all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies.

         (4) No Fund may borrow money except to the extent permitted by applicable law, regulation or order.

         (5) No Fund may issue any senior security except to the extent permitted by applicable law, regulation or order.

         (6) No Fund may underwrite the distribution of securities of other issuers; however, (a) the Fund may acquire "restricted" securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale and (b) all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies.

         (7) No Fund may make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in money market instruments or repurchase agreements, (c) participating in an interfund lending program among Funds having a common investment adviser or distributor to the extent permitted by applicable law or (d) lending its portfolio securities. The Fund will not lend securities having a value in excess of 33-1/3% of its assets, including collateral received for loaned securities (valued at the time of any loan).

         (8) No Fund may purchase or sell real estate or interests in real estate, although it may invest in securities secured by interests in real estate and securities of enterprises that invest in real estate or interests in real estate, and may acquire and dispose of real estate or interests in real estate acquired through the exercise of rights as a holder of debt obligations secured by real estate or interests therein.

         (9) No Fund may purchase or sell commodities or commodity contracts, except that it may enter into (a) futures, options, and options on futures, (b) forward contracts, and (c) other financial transactions not requiring the delivery of physical commodities.

         (10) No Fund may invest in the securities of other investment companies except to the extent permitted by applicable law, regulation or order or rule of the SEC.

         (11) No Fund may purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions) or participate in a joint or on a joint or several basis in any trading account in securities.

         (12) No Fund may invest more than 15% (10% in the case of a Money Market Fund) of its net assets (valued at the time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days.

         (13) No Fund may make short sales of securities unless (a) the Fund owns at least an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into at least an equal amount of such securities or (b) the securities sold are "when issued" or "when distributed" securities that the Fund expects to receive in a recapitalization, reorganization or other exchange for securities that it contemporaneously owns or has the right to obtain and provided that transactions in options, futures and options on futures are not treated as short sales.

         (14) As a matter of fundamental policy, none of the foregoing investment policies or restrictions of the Fund shall prohibit the Fund from investing all or substantially all of its assets in the shares of another registered open-end investment company having the same investment objective and substantially similar policies and restrictions.

         The investment restrictions numbered 3 - 10 and number 14 are fundamental policies of each of the Funds that may be changed only when permitted by law and approved by the holders of a majority of such Fund's outstanding voting securities, as described under "Beneficial Interest". Investment restriction number 14 permits the Funds to adopt a Master Fund/Feeder Fund structure, as described in the next section.

         Whenever any investment restriction states a maximum percentage of a Fund's assets, it is intended that if the percentage limitation is met at the time the action is taken, subsequent percentage changes resulting from fluctuating asset values will not be considered a violation of such restrictions, except that at no time may the value of the illiquid securities held by a Money Market Fund exceed 10% of the Fund's total assets.

         For purposes of these investment restrictions as well as for purposes of diversification under the 1940 Act, the identification of the issuer of a municipal obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a "private activity bond," if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user would be deemed to be the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee would be considered a separate security and be treated as an issue of such government or entity.

         Certain Funds have an investment policy to invest, under normal circumstances, at least 80% of the value of their assets, in a particular type of investment or investment concentration that is suggested by their names (as described in the Funds' prospectus) ("80% Investment Policy"). If any one of those Funds (except the Intermediate Tax-Exempt Bond Fund, the Tax-Exempt Bond Fund, and the Tax-Exempt Money Market Fund) changes its 80% Investment Policy, it will notify its shareholders in writing at least 60 days prior to any change in that policy. Each of the Intermediate Tax-Exempt Bond Fund, the Tax-Exempt Bond Fund, and the Tax-Exempt Money Market Fund may not change its 80% Investment Policy without approval of the Fund's shareholders.

                        MASTER FUND/FEEDER FUND STRUCTURE

         The shareholders of each Fund have authorized the Fund to become a "feeder fund" by investing substantially all of its investable assets in another open-end management investment company having the same investment objective and substantially similar policies and restrictions (a "Master Fund/Feeder Fund Structure"). Prior to the conversion of any Fund to a feeder fund, however, the Board of Trustees would be required to approve the conversion and shareholders would be notified.

         Although the Board of Trustees has not determined that any of the Funds should convert to a Master Fund/Feeder Fund Structure at this time, the Board of Trustees believes it could be in the best interests of some or all of the Funds at some future date and could vote at some time in the future to convert the Fund into a "Feeder Fund" under which all of the assets of the Fund would be invested in a Master Fund. The Feeder Fund would transfer its assets to a Master Fund in exchange for shares of beneficial interest in the Master Fund having the same net asset value as the value of the assets transferred. (The ownership interests of the Fund's shareholders would not be altered by this change.)

         Any Master Fund in which a Feeder Fund would invest would be registered as an open-end management investment company under the 1940 Act and would be required to have the same investment objective and substantially similar policies and restrictions as the Feeder Fund. Accordingly, by investing in a Master Fund, the Feeder Fund would continue to pursue its then current investment objective and policies in substantially the same manner, except that it would pursue that objective through its investment in the Master Fund rather than through direct investments in the types of securities dictated by its investment objectives and policies. The Master Fund, whose shares could be offered to other feeder funds or other investors in addition to the Feeder Fund, would invest in the same type of securities in which the Fund would have directly invested, providing substantially the same investment results to the Feeder Fund's shareholders. However, the expense ratios, the yields, and the total returns of other investors in the Master Fund may be different from those of the Feeder Fund due to differences in Feeder Fund expenses.

         By investing substantially all of its assets in a Master Fund, a Feeder Fund could expect to be in a position to realize directly or indirectly certain economies of scale, in that a larger investment portfolio resulting from multiple Feeder Funds is expected to achieve a lower ratio of operating expenses to net assets. A Master Fund may be offered to an undetermined number of other Feeder Funds. However, there can be no assurance that any such additional investments in a Master Fund by other Feeder Funds will take place.

         If a Fund invests substantially all of its assets in a Master Fund, the Fund would no longer require portfolio management services. For this reason, if the Board of Trustees were to convert a Fund into a Feeder Fund, the existing investment advisory agreement between the Trust and the Adviser relating to that Fund would be terminated, although the Feeder Fund would continue to have an administration agreement with the Adviser or another party for the provision of certain administrative services on terms approved by the non-interested Trustees of the Trust.

         A Feeder Fund may withdraw its investment in a Master Fund at any time if the Board of Trustees determines that it is in the best interests of the shareholders of the Feeder Fund to do so or if the investment policies or restrictions of the Master Fund were changed so that they were inconsistent with the policies and restriction of the Feeder Fund. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all of the assets of the Feeder Fund in another pooled investment entity having substantially the same investment objective as the Feeder Fund or the retaining of an investment adviser to directly invest the Feeder Fund's assets in accordance with its investment objective and policies.

         Whenever a Feeder Fund is asked to vote on a proposal by the Master Fund, the Feeder Fund will hold a meeting of its shareholders if required by applicable law or its policies, and cast its vote with respect to the Master Fund in the same proportion as its shareholders vote on the proposal.

         Once its assets are invested in a Master Fund, a Feeder Fund will value its holdings (i.e., shares issued by the Master Fund) at their fair value, which will be based on the daily net asset value of the Master Fund. The net income of the Feeder Fund will be determined at the same time and on the same days as the net income of the Master Fund is determined, which would be the same time and days that the Feeder Fund uses for this purpose.

         Investments in a Master Fund would have no preemptive or conversion rights and would be fully paid and non-assessable, except as set forth below. Similar to the Trust, a Master Fund would not be required to hold annual meetings of its shareholders, but the Master Fund would be required to hold special meetings of shareholders when, in the judgment of its trustees, it is necessary or desirable to submit matters for a shareholder vote. Other shareholders in a Master Fund have rights similar to those of Feeder Fund shareholders; under certain circumstances (e.g., upon application and submission of certain specified documents to the Board of Trustees by a specified number of investors), they have the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more of the Master Fund's trustees. Shareholders also have the right to remove one or more trustees, without a meeting, by a declaration in writing by a specified number of shareholders. Upon liquidation of a Master Fund, investors would be entitled to share pro rata in the net assets of the Master Fund available for distribution to shareholders.

         Each Master Fund shareholder would be entitled to a vote in proportion to the share of its investment in the Master Fund. Investments in a Master Fund would not be transferable, but a shareholder (such as a Feeder Fund) could redeem all or any portion of its investment at any time at net asset value.

         Tax Considerations. The implementation of a Master Fund/Feeder Fund structure is not expected to have any adverse tax effects on the Funds or their shareholders. As a condition of and prior to implementation of conversion of a Fund to a Master Fund/Feeder Fund Structure, the Trust would either obtain a private letter ruling from the Internal Revenue Service or receive an opinion of counsel that no gain or loss for Federal income tax purposes would be recognized by the Feeder Fund, the Master Fund, or the shareholders of the Feeder Fund in connection with the transfer of the Feeder Fund's assets to the Master Fund in exchange for shares of beneficial interest in the Master Fund.

         A Feeder Fund would continue to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a Feeder Fund must meet certain income, distribution, and diversification requirements. It is expected that any Feeder Fund's investment in a Master Fund will satisfy these requirements. Provided that each Feeder Fund meets these requirements and distributes all of its net investment income and realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, the Feeder Fund would not pay any Federal income or excise taxes. A Master Fund may qualify and elect to be treated as a "partnership" under the Code and, therefore, would also not expect to be required to pay any Federal income or excise taxes. Income dividends and any capital gain distributions by a Master Fund to a Feeder

Fund will be distributed by the Feeder Fund to its shareholders, and such payments will be subject to Federal and applicable state income taxes on that Feeder Fund's shareholders.

                         TRUSTEES AND EXECUTIVE OFFICERS

         Responsibility for overall management of the Trust and the Funds rests with the Board of Trustees in accordance with Massachusetts law. The names of the Trustees and officers of Trust, the date each was first elected or appointed to office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.

                                TERM OF                                            NUMBER OF
                               OFFICE AND                                         PORTFOLIOS
                               YEAR FIRST                                          IN FUND
                               ELECTED OR                                          COMPLEX
NAME, POSITION(S) WITH TRUST  APPOINTED TO      PRINCIPAL OCCUPATION(S) DURING    OVERSEEN BY            OTHER
   AND AGE AT MAY 1, 2005       OFFICE/1/          PAST FIVE YEARS                  TRUSTEE           DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------
TRUSTEES OF THE TRUST (NONE OF WHOM ARE INTERESTED PERSONS OF THE TRUST):
C. Gary Gerst, 66, Trustee     Since 1995    Former Co-Chairman, Jones Lang          19        Director, Florida Office
and Chairman of the Board                    LaSalle, formerly named LaSalle                   Property Company, Inc.
of Trustees                                  Partners Ltd. (real estate                        (real estate investment
  200 E. Randolph Drive                      investment manager and                            fund); Trustee, Henderson
  43rd Floor                                 consulting firm).                                 Global Funds (4
  Chicago, IL  60601                                                                           portfolios); and
                                                                                               President, KCI Inc.
                                                                                               (Private S-Corporation
                                                                                               investing in non-public
                                                                                               investments).

John W. McCarter, Jr., 67,     Since 1995    President and Chief Executive           19        Chairman, Divergence
Trustee                                      Officer, The Field Museum of                      L.L.C. (biotechnology
  1400 S. Lake Shore Drive                   Natural History; formerly Senior                  firm); Director, W.W.
  Chicago, IL  60605                         Vice President and Director,                      Grainger, Inc.
                                             Booz-Allen & Hamilton, Inc.                       (industrial distributor)
                                             (consulting firm).                                and A.M. Castle, Inc.
                                                                                               (metals distributor); and
                                                                                               Trustee, Janus Adviser
                                                                                               Series, Janus Aspen
                                                                                               Series and Janus
                                                                                               Investment Fund (52
                                                                                               portfolios).

Paula Wolff ,60, Trustee       Since 1998    Senior Executive, Chicago               19        Vice Chair, University of
  30 W. Monroe Street                        Metropolis 2020 (civic                            Chicago Board of
  18th Floor                                 organization), since 2000.                        Trustees; Chair,
  Chicago, IL  60603                         President, Governors State                        University of Chicago
                                             University, prior thereto.                        Hospitals; and Director,
                                                                                               Ariel Capital Management,
                                                                                               Inc. (investment manager).

--------------------------------------
/1/ A Trustee shall retire at the end of the calendar year in which the Trustee attains the age of 72 years. Each officer serves until the election of his or her successor or until he or she dies, resigns or is removed.

                                TERM OF                                            NUMBER OF
                               OFFICE AND                                         PORTFOLIOS
                               YEAR FIRST                                          IN FUND
                               ELECTED OR                                          COMPLEX
NAME, POSITION(S) WITH TRUST  APPOINTED TO      PRINCIPAL OCCUPATION(S) DURING    OVERSEEN BY            OTHER
   AND AGE AT MAY 1, 2005       OFFICE/1/         PAST FIVE YEARS                  TRUSTEE           DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE TRUST:

Atul Tiwari, 40, President     Since 2004    Managing Director, BMO Nesbitt          N/A                  N/A
  111 W. Monroe Street                       Burns Inc. (a Canadian financial
  Chicago, IL  60603                         services company affiliated with
                                             Bank of Montreal, the parent of
                                             Harris Trust and Savings Bank);
                                             Director, Harris Investment
                                             Management, Inc., since 2004;
                                             Director, Guardian Group of
                                             Funds, Ltd. (Canadian mutual
                                             funds); Secretary, Jones Heward
                                             Investment Counsel, Inc. and
                                             Jones Heward Investments; and
                                             Secretary, BMO Harris Investment
                                             Management, Inc..

Ishwar D. Gupta, 62, Vice      Since 2001    Senior Vice President, Harris           N/A                  N/A
President and Assistant                      Trust and Savings Bank.
Secretary
  111 W. Monroe Street
  Chicago, IL  60603

Merrill J. Sklenar, 59,                      Vice President, Harris Trust and        N/A                  N/A
Treasurer and Principal        Since 2004    Savings Bank.
Financial and Accounting
Officer;
Vice President and             Since 2001
Assistant Secretary
  111 W. Monroe Street
  Chicago, IL  60603

David C. Lebisky, 32           Since 2001    Vice President and Director,            N/A                  N/A
Secretary                                    PFPC Inc. (mutual fund
  103 Bellevue Parkway                       administrator); Registered
  Wilmington, DE  19809                      Representative, PFPC
                                             Distributors, Inc.

Thomas J. Ryan, 63,            Since 2004    Vice President and Director of          N/A                  N/A
Assistant Treasurer and                      Accounting, PFPC Inc.
Assistant Secretary
  103 Bellevue Parkway
  Wilmington, DE  19809

         Mr. Gerst, Mr. McCarter and Ms. Wolff serve as members of the Audit Committee and Governance Committee. The Audit Committee selects the auditors and confers with the auditors regarding the scope and results of the audit. The Governance Committee makes recommendations to the Board of Trustees regarding candidates for election as non-interested Trustees. During the 2004 fiscal year, the Audit Committee met four times and the Governance Committee met two times.

         The Governance Committee will consider nominees recommended by shareholders. The Trust has adopted procedures for the consideration of trustee candidates submitted by shareholders. Under these procedures, a shareholder may submit a recommendation for trustee candidate in writing via regular mail to the attention of the Secretary of the Trust at Harris Insight Funds, 760 Moore Road, King of Prussia, PA 19406. All such recommendations must include the following information: (i) the number of shares of the

Fund owned beneficially and of record by the shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially; (ii) a full listing of the proposed candidate's education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references; (iii) information regarding the candidate that will be sufficient for the Fund to make a determination that the candidate is not an "interested person" of the Fund or the Adviser; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as Trustee of the Trust, if elected; (v) a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made, specifying if there is none; (vi) the Fund and the number of all shares of the Fund owned of record or beneficially by the candidate, as reported by the candidate; and (vii) such other information that would be helpful to the Governance Committee in evaluating the candidate. The Governance Committee may require the nominating shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished by the shareholder. If the nominating shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance Committee, the recommendation will be deemed not properly submitted for consideration, and the Governance Committee is not required to consider such candidate. Recommendations that have been properly submitted by shareholders pursuant to the procedures will be forwarded to the Governance Committee for consideration. When the Governance Committee is not actively recruiting new trustees, recommendations will be kept on file until active recruitment is underway.

         Each Trustee receives from the Trust a retainer at the annual rate of $20,000 ($30,000 in the case of the Chairman of the Board) and a fee of $3,500 for each meeting of the Board of Trustees attended (or $500 if attendance is by telephone) and a fee for attendance at a meeting of a committee of the Board of Trustees of $1,000 (or $250 if attendance is by telephone), and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Trust has not adopted any form of retirement plan covering Trustees or officers.

         The following table summarizes the compensation for the year ended December 31, 2004 paid by the Trust to the Trustees of the Trust:

--------------------------------------------------------------------------------
                                               Aggregate           Average
                                           Compensation from   Compensation per
            Name of Person, Position           the Trust             Fund
--------------------------------------------------------------------------------
C. Gary Gerst, Chairman and Trustee             $57,000             $3,000
--------------------------------------------------------------------------------

Faris F. Chesley, Trustee (1),(2)               $44,500             $2,342
--------------------------------------------------------------------------------
Valerie B. Jarrett, Trustee (1),(3)             $43,750             $2,303
--------------------------------------------------------------------------------
John W. McCarter, Jr., Trustee                  $44,250             $2,329
--------------------------------------------------------------------------------
Paula Wolff, Trustee (1)                        $46,500             $2,447
--------------------------------------------------------------------------------

-----------------------------------
(1) Includes compensation that is deferred pursuant to the deferred compensation plan described below. At December 31, 2004, the values of the deferred compensation accounts of the participants were $57,599.83 for Mr. Chesley, $245,685.02 for Ms. Jarrett and $257,209.90 for Ms. Wolff.

(2)      Mr. Chesley resigned as a Trustee on April 13, 2005.

(3)      Ms. Jarrett resigned as a Trustee on April 30, 2005.

         The Trust has a deferred compensation plan (the "Plan") that permits any Trustee who is not an "interested person" of the Trust to elect to defer receipt of 100% or 50% of his or her compensation as a Trustee for two or more years. The deferred compensation of a participating Trustee is credited to a book reserve account of one or more Funds when the compensation would otherwise have been paid by the Funds to the Trustee. The value of the Trustee's deferred account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the Funds as designated by the Trustee. The Trustee may elect to receive distributions from the Trustee's account, in a lump sum or over a period of five years, commencing no later than when the Trustee ceases to be a member of the Board of Trustees. Each Fund's obligation to make distributions under the Plan is a general obligation of that Fund. No Fund will be liable for any other Fund's obligations to make distributions under the Plan.

         The compensation of Eileen T. Flaherty, Senior Vice President and Chief Compliance Officer of the Trust, is borne by the Trust and Harris Trust and Savings Bank. For the year ended December 31, 2004, she received $70,502 in compensation from the Trust, which does not provide pension or retirement benefits to Ms. Flaherty.

         As of April 1, 2005, Trustees and officers of the Trust collectively did not hold more than 1% of the outstanding shares of any Class of any Fund with sole or shared power over investment or voting except the Institutional Shares class of the Small-Cap Growth Fund (1.4%) and the N Shares class of the International Fund (1.5%) and the High Yield Bond Fund (6.2%).

         The following table illustrates the dollar range of any equity securities "beneficially" owned (within the meaning of that term as defined in rule 16a-1(a)(2) under the Securities Exchange Act of 1934) by the Trustees in each Fund and in the aggregate in the Trust as of December 31, 2004.

--------------------------- -------------------------------- -------------------------- -------------------------------
                                                              Dollar Range of Equity      Aggregate Dollar Range of
                                       Each Fund              Securities in each Fund   Equity Securities in the Trust
     Name of Trustee              Beneficially Owned            Beneficially Owned            Beneficially Owned
     ---------------              ------------------            ------------------            ------------------
--------------------------- -------------------------------- -------------------------- -------------------------------
C. Gary Gerst               Equity                                $10,001-$50,000               Over $100,000
                            Emerging Markets                      $10,001-$50,000
                            Small-Cap Growth                     $50,001-$100,000
                            Small-Cap Value                        Over $100,000
--------------------------- -------------------------------- -------------------------- -------------------------------
John W. McCarter, Jr.       Equity                                $10,001-$50,000              $50,001-$100,000
                            International                         $10,001-$50,000
                            High Yield Bond                       $10,001-$50,000
--------------------------- -------------------------------- -------------------------- -------------------------------
Paula Wolff                 Emerging Markets                      $10,001-$50,000              $10,001-$50,000
                            International                         $10,001-$50,000
--------------------------- -------------------------------- -------------------------- -------------------------------

         No Trustee owns beneficially or of record, any security of the Adviser, PFPC Distributors, Inc. (the "Distributor") or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of April 1, 2005, the principal holders of the A Shares, N Shares, Service Shares, Exchange Shares and Institutional Shares of each Fund of the Trust were as follows:

         The principal holder of A Shares of the Balanced Fund was Pershing LLC, Benefit of Customers, PO Box 2052, Jersey City, NJ 07303, which held of record 7,300 shares (5.84%) of the outstanding A

Shares of the Fund. The principal holder of the N Shares of the Balanced Fund was PFPC Trust Company, 400 Bellevue Parkway, Suite 108, Wilmington, DE 19806, Custodian FBO David P. Sanes Money Purchase Plan, 9451 Lockwood Avenue, Skokie, IL 60077, which held of record 28,372 shares (9.0%) of the outstanding N Shares of the Fund. The principal holder of Institutional Shares of the Balanced Fund was MAC & Co., Mutual Fund Operations, PO Box 3198, Pittsburgh, PA 15230, which held of record 4,015,013 shares (91.5%) of the outstanding Institutional Shares of the Fund.

         The principal holders of A Shares of the Core Equity Fund were the Carlee Family Limited Partnership, 5040 Arbor Lane, Northfield, IL 60093; PFPC Trust Company, 400 Bellevue Parkway, Suite 108, Wilmington, DE 19806, Custodian FBO Lorraine A. Gorski IRA, PO Box 1418, Barrington, IL 60011; and Raymond James Associates Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, on behalf of Farabaugh-Hood, which held of record 3,874 shares (10.3%); 3,357 shares (8.9%); and 2,763 shares (7.3%), respectively, of the outstanding A Shares of the Fund. There were no principal holders of N Shares of the Core Equity Fund. The principal holders of Institutional Shares of the Core Equity Fund were Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603; and MAC & Co., Mutual Fund Operations, PO Box 3198, Pittsburgh, PA 15230, which held of record 4,200,242 shares (71.1%) and 1,436,097 shares (24.3%), respectively, of the outstanding Institutional Shares of the Fund.

         The principal holders of A Shares of the Emerging Markets Fund were UNATCO, First Midwest Bank Trust Division, 2801 W. Jefferson Street, Joliet, IL 60435; and Pershing LLC, Benefit of Customers, PO Box 2052, Jersey City, NJ 07303, which held of record 43,374 shares (51.9%); and 7,688 shares (9.2%), respectively, of the outstanding A Shares of the Fund. The principal holders of N Shares of the Emerging Markets Fund were Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603; Trust Company of Illinois, 45 S. Park Boulevard, Glen Ellyn, IL 60137; Reliance Trust Company, FBO Administaff PEO Plans, 3384 Peachtree Road NE, Atlanta, GA 30326; and Pershing LLC, Benefit of Customers, PO Box 2052, Jersey City, NJ 07303, which held of record 20,331 shares (6.7%); 17,919 shares (5.9%); 17,430 shares (5.7%); and 15,385 shares
(5.0%) of the outstanding N Shares of the Fund. The principal holders of Institutional Shares of the Emerging Markets Fund were Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603; and MAC & Co., Mutual Fund Operations, PO Box 3198, Pittsburgh, PA 15230, which held of record 22,119,029 shares (82.2%) and 4,187,611 shares (15.6%), respectively, of the outstanding Institutional Shares of the Fund.

         The principal holders of A Shares of the Equity Fund were Bear Stearns Securities Corp., Benefit of Customers, 1 Metrotech Center North, Brooklyn, NY 11201; Raymond James Associates Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, on behalf of the Tullio Family Trust; Parker Hunter Inc., 600 Grant Street, Pittsburgh, PA 15219, on behalf of Keystone Conference Loan Fund, 880 Chestnut Avenue, Dubois, PA 15801; and Raymond James Associates Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, on behalf of Farabaugh-Hood, which held of record 14,141 shares (15.7%); 7,669 shares (8.5%); 6,158 shares (6.8%);
and 4,574 shares (5.1%), respectively, of the outstanding A Shares of the Fund. The principal holder of N Shares of the Equity Fund was Pershing LLC, Benefit of Customers, PO Box 2052, Jersey City, NJ 07303, which held of record 200,943 shares (20.3%) of the outstanding N Shares of the Fund. The principal holders of Institutional Shares of the Equity Fund were Harris Trust and Savings Bank, 111
W. Monroe Street, Chicago, IL 60603; and MAC & Co., Mutual Fund Operations, PO Box 3198, Pittsburgh, PA 15230, which held of record 8,058,772 shares (44.9%) and 6,964,886 shares (38.8%), respectively, of the outstanding Institutional Shares of the Fund.

         There were no principal holders of N Shares of the Index Fund. The principal holders of Institutional Shares of the Index Fund were Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603; and MAC & Co., Mutual Fund Operations, PO Box 3198, Pittsburgh, PA 15230, which held of record 7,719,392 shares (59.0%) and 4,043,223 shares (30.9%), respectively, of the outstanding Institutional Shares of the Fund.

         The principal holders of A Shares of the International Fund were Pershing LLC, Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; and PFPC Trust Company, 400 Bellevue Parkway, Suite 108, Wilmington, DE 19806, Custodian FBO Linda Plunkett IRA, 843 N. Ballantyne Lane, Eagle, ID 83616, which held of record 3,835 shares (49.0%); and 453 shares (5.8%), respectively, of the outstanding A Shares of the Fund. The principal holders of N Shares of the International Fund were Pershing LLC, Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; Circle Trust Company, FBO Heritage Wine Cellars Ltd. 401(k) Plan, Metro Center, One Station Place, Stamford, CT 06902; Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603; James Stewart Miller Revocable Living Trust, 2335 Geysers Road, Geyserville, CA 95441; and Karen Toole Verbica Revocable Trust, 1055 Minnesota Avenue, Suite 3, San Jose, CA 95125, which held of record 10,944 shares (7.4%); 10,390 shares (7.0%); 10,058 shares (6.8%); 8,403 shares (5.7%); and 8,354 shares (5.6%), respectively, of the outstanding N Shares of the Fund. The principal holders of Institutional Shares of the International Fund were Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603; MAC & Co., Mutual Fund Operations, PO Box 3198, Pittsburgh, PA 15230; and Pershing LLC, Benefit of Customers, PO Box 2052, Jersey City, NJ 07303, which held of record 6,663,537 shares (48.2%); 5,705,447 shares (41.3%); and 716,265 shares (5.2%), respectively, of the outstanding Institutional Shares of the Fund.

         The principal holder of Institutional Shares of the Small-Cap Aggressive Growth Fund was Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 433,220 shares (85.8%) of the outstanding Institutional Shares of the Fund.

         The principal holders of A Shares of the Small-Cap Opportunity Fund were State Street Bank & Trust Company, FBO Brown and Williamson Profit Sharing Plan Fund 30, 105 Rosemont Avenue, Westwood, MA 02090; State Street Bank & Trust Company, FBO Citistreet Core Market, Batterymarch Park III, Quincy, MA 02169; and State Street Bank & Trust Company, FBO Brown and Williamson Profit Sharing Plan Aggressive Fund, 105 Rosemont Avenue, Westwood, MA 02090, which held of record 1,528,753 shares (56.7%); 281,395 shares (10.4%); and 212,752 shares
(7.9%), respectively, of the outstanding A Shares of the Fund. There were no principal holders of N Shares of the Small-Cap Opportunity Fund. The principal holders of Institutional Shares of the Small-Cap Opportunity Fund were Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603; and MAC & Co., Mutual Fund Operations, PO Box 3198, Pittsburgh, PA 15230, which held of record 15,785,405 shares (69.2%) and 1,734,322 shares (7.6%), respectively, of the outstanding Institutional Shares of the Fund.

         There were no principal holders of A Shares of the Small-Cap Value Fund. The principal holder of N Shares of the Small-Cap Value Fund was National Investor Services, Benefit of Customers, 55 Water Street, New York, NY 10041, which held of record 119,475 shares (8.5%) of the outstanding N Shares of the Fund. The principal holders of Institutional Shares of the Small-Cap Value Fund were Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603; and MAC & Co., Mutual Fund Operations, PO Box 3198, Pittsburgh, PA 15230, which held of record 4,569,360 shares (67.0%) and 1,400,239 shares (20.1%), respectively, of the outstanding Institutional Shares of the Fund.

         The principal holders of A Shares of the Bond Fund were Pershing LLC, Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; and Parker Hunter, Inc., 600 Grant Street, Pittsburgh, PA 15219, on behalf of Keystone Conference Loan Fund, 880 Chestnut Avenue, Dubois, PA 15801, which held of record 10,648 shares (13.2%); and 7,198 shares (9.0%), respectively, of the outstanding shares of A Shares of the Fund. The principal holders of the N Shares of the Bond Fund were Wells Fargo Bank N.A., FBO Illinois CPA Society Retirement Plan, PO Box 1533, Minneapolis, MN 55480; Pershing LLC, Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; and Wells Fargo Bank N.A., FBO Cabot Oil Deferred Compensation Plan, PO Box 1533, Minneapolis, MN 55480, which held of record 79,347 shares (23.7%); 65,118 shares (19.4%); and 47,701 shares (14.2%), respectively, of the outstanding shares of the N Shares of the Fund.

The principal holders of Institutional Shares of the Bond Fund were MAC & Co., Mutual Fund Operations, PO Box 3198, Pittsburgh, PA 15230; and Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 8,500,933 shares (49.2%) and 4,815,061 shares (27.9%), respectively, of the outstanding Institutional Shares of the Fund.

         The principal holders of A Shares of the High Yield Bond Fund were Raymond James Associates Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, on behalf of the McPherson Trust; Robert E. Young, Custodian FBO Ashley Laura Young UTMA, 2506 Center Circle, Clearfield, PA 16830; Pershing LLC, Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008, on behalf of Mark
L. Mengel Rollover IRA, 141 Biskup Lane, Monaca, PA 15061; and National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008, on behalf of Marilee E. Alexander TOD Grant Alexander, 1138 Walnut Street, Monaca, PA 15061, which held of record 7,604 shares (58.6%); 1,188 shares (9.2%); 941 shares (7.3%); 924 shares (7.1%); and 751 shares (5.8%) of the outstanding A Shares of the Fund. The principal holders of N Shares of the High Yield Bond Fund were Pershing LLC, Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; Phyllis R. Goodfriend, 9 Wedgewood Court, Great Neck, NY 11023; Southwest Securities Inc., Custodian for the Jairus E Meilahn IRA, PO Box 509002, Dallas, TX 75250; Raymond James Associates Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, on behalf of Ralston IRA; John W. McCarter, Jr. Trust, 575 Thornwood Lane, Northfield, IL 60093; and PFPC Trust Company, 400 Bellevue Parkway, Suite 108, Wilmington, DE 19806, Custodian FBO Rolling Oaks Farm Simple Employee IRA FBO Jordan Petrov Nikolov, 160 Dundee Road, Barrington, IL 60010, which held of record 5,245 shares (17.7%); 3,994 shares (13.5%); 2,182 shares (7.4%); 1,972 shares (6.7%); 1,853 shares (6.3%); and 1,635 shares (5.5%) of the outstanding N Shares of the Fund. The principal holders of Institutional Shares of the High Yield Bond Fund were MAC & Co., Mutual Funds Operations, PO Box 3198, Pittsburgh, PA 152330; Pershing LLC, Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; and Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 3,986,761 shares (72.0%); 768,897 shares (13.9%); and 414,260 shares (7.5%), respectively, of the outstanding Institutional Shares of the Fund.

         The principal holders of A Shares of the Intermediate Government Bond Fund were National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008, on behalf of CALYON Money Purchase Plan, 1301 Avenue of the Americas, New York, NY 10019; and Pershing LLC, Benefit of Customers, PO Box 2052, Jersey City, NJ 07303, which held of record 28,761 shares (16.9%); and 8,855 shares (5.2%), respectively, of the outstanding A Shares of the Fund. The principal holders of N Shares of the Intermediate Government Bond Fund were Wells Fargo Bank N.A., FBO Ballard Power Systems Pension Trust, PO Box 1533, Minneapolis, MN 55480; and Wells Fargo Bank N.A., FBO Banknote Profit Sharing Plan, PO Box 1533, Minneapolis, MN 55480, which held of record 109,640 shares (29.4%); and 59,121 shares (15.9%), respectively, of the outstanding N Shares of the Fund. The principal holders of the Institutional Shares of the Intermediate Government Bond Fund were MAC & Co., Mutual Funds Operations, PO Box 3198, Pittsburgh, PA 152330; Wells Fargo Bank N.A., FBO Walsh Bros. Inc. Employees Pension Plan, PO Box 1533, Minneapolis, MN 55480; Wells Fargo Bank N.A., FBO Ideal Box Co. Profit Sharing Plan, PO Box 1533, Minneapolis, MN 55480, which held of record 902,217 shares (41.2%); 901,451 shares (41.1%); and 114,334 shares (5.2%), respectively, of the outstanding Institutional Shares of the Fund.

         The principal holders of A Shares of the Intermediate Tax-Exempt Bond Fund were Pershing LLC, Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; and Thomas E. Lowther and Harvey A. Harris, Trustees of the Marital Trust No. 2 U/W of Ray Eder, 911 Washington Avenue, St. Louis, MO 63101, which held of record 18,867 shares (10.3%); and 9,333 shares (5.1%) of the outstanding A Shares of the Fund. The principal holders of N Shares of the Intermediate Tax-Exempt Bond Fund were Pershing LLC, Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; and Raymond James Associates Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, on behalf of the Templeton Trust, which held of record 57,765 shares

(6.6%); and 56,729 shares (6.5%) of the outstanding N Shares of the Fund. The principal holder of the Institutional Shares of the Intermediate Tax-Exempt Bond Fund was Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 17,503,881 shares (87.6%) of the outstanding Institutional Shares of the Fund.

         The principal holder of A Shares of the Short/Intermediate Bond Fund was MAC & Co., Mutual Funds Operations, PO Box 3198, Pittsburgh, PA 152330, which held of record 888,450 shares (68.3%) of the outstanding A Shares of the Fund. The principal holders of N Shares of the Short/Intermediate Bond Fund were Pershing LLC, Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; Charles Schwab & Co., Inc., Benefit of Customers, 101 Montgomery Street, San Francisco, CA 94110; and National Investor Services, Benefit of Customers, 55 Water Street, New York, NY 10041, which held of record 37,347 shares (5.4%); 36,527 shares (5.3%); and 36,485 shares (5.3%), respectively, of the outstanding N Shares of the Fund. The principal holder of Institutional Shares of the Short/Intermediate Bond Fund was Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 22,010,192 shares (91.4%) of the outstanding Institutional Shares of the Fund.

         The principal holder of A Shares of the Tax-Exempt Bond Fund was Ethel Horowitz Blanchard Family Limited Partnership, 19484 Island Court Drive, Boca Raton, FL 33434, which held of record 24,744 shares (6.5%) of the outstanding A Shares of the Fund. The principal holder of N Shares of the Tax-Exempt Bond Fund was Pershing LLC, Benefit of Customers, PO Box 2052, Jersey City, NJ 07303, which held of record 789,535 shares (33.0%) of the outstanding N Shares of the Fund. The principal holder of Institutional Shares of the Tax-Exempt Bond Fund was Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 6,405,495 shares (90.2%) of the outstanding Institutional Shares of the Fund.

         The principal holders of Institutional Shares of the Ultra Short Duration Bond Fund were Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603; MAC & Co., Mutual Funds Operations, PO Box 3198, Pittsburgh, PA 152330; and Dairyland Power Cooperative, 3200 East Avenue South, LaCrosse, WI 54601, which held of record 2,279,269 shares (55.9%); 916,081 shares (22.5%);
and 721,945 shares (17.7%), respectively, of the outstanding Institutional Shares of the Fund.

         The principal holders of N Shares of the Government Money Market Fund were Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603; Harris Bank Barrington, 2000 S. Finley Road, Lombard, IL 60148; and Pershing LLC, Benefit of Harris Insight Money Fund Customer Accounts, Attn Cash Management Services, 1 Pershing Plaza, Jersey City, NJ 07399, which held of record 155,568,500 shares (66.0%); 23,753,860 shares (10.1%); and 19,917,780 shares (8.5%), respectively, of the outstanding N Shares of the Fund. The principal holder of Service Shares of the Government Money Market Fund was Pershing LLC, Exclusive Benefit of Harris Insight Money Fund Customer Accounts, 1 Pershing Plaza, Jersey City, NJ 07399, which held of record 1,085,162,129 shares (97.3%) of the outstanding Service Shares of the Fund. The principal holders of Institutional Shares of the Government Money Market Fund were Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603; Werner Enterprises Inc., PO Box 45308, Omaha, NE 68145; and MARIL & Co., FBO Synovos Trust Company, 1000 N. Water Street, Milwaukee, WI 53202, which held of record 89,776,103 shares (50.0%); 60,077,371 shares (33.5%); and 24,130,693 shares
(13.4%), respectively, of the outstanding Institutional Shares of the Fund.

         The principal holders of the N Shares of the Money Market Fund were Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603; and Pershing LLC, Exclusive Benefit of Harris Insight Money Fund Customer Accounts, 1 Pershing Plaza, Jersey City, NJ 07399, which held of record 750,400,279 shares (66.3%); and 151,565,685 shares (13.4%), respectively, of the outstanding N Shares of the Fund. The principal holders of Service Shares of the Money Market Fund were Pershing LLC, Exclusive Benefit of Harris Insight Money Fund Customer Accounts, 1 Pershing Plaza, Jersey City, NJ 07399; and The Harris Bank N.A., 200
S. Finley road, Lombard, IL 60148, which held of record 1,650,133,818 shares

(91.4%); and 155,310,756 shares (8.6%), respectively, of the outstanding Service Shares of the Fund. The principal holders of the Exchange Shares of the Money Market Fund were the Chicago Mercantile Exchange Inc., Customer Segregated Account, 30 S. Wacker Drive, Chicago, IL 60606; the Chicago Mercantile Exchange Inc., Firm Account, 30 S. Wacker Drive, Chicago, IL 60606; and BMO Nesbitt Burns Corp., PO Box 71940, Chicago, IL 60694, on behalf of Harris FCM Client Group, which held of record 380,074,078 shares (76.9%); 59,004,889 shares (11.9%); and
55,319,800 shares (11.2%), respectively, of the outstanding Exchange Shares of the Fund. The principal holders of Institutional Shares of the Money Market Fund were Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603; HARE & Co., c/o The Bank of New York, 111 Sanders Creek Parkway, East Syracuse, NY 13057; and Johnson & Johnson, One Johnson & Johnson Plaza, New Brunswick, NJ 08933, which held of record 984,647,073 shares (40.2%); 575,600,816 shares
(23.5%); and 125,000,000 shares (5.1%), respectively, of the outstanding Institutional Shares of the Fund.

         The principal holders of N Shares of the Tax-Exempt Money Market Fund were Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603; and Pershing LLC, Exclusive Benefit of Harris Insight Money Fund Customer Accounts, 1 Pershing Plaza, Jersey City, NJ 07399, which held of record 146,204,700 shares (77.4%); and 11,747,527 shares (6.2%), respectively, of the outstanding N Shares of the Fund. The principal holders of Service Shares of the Tax-Exempt Money Market Fund were Pershing LLC, Exclusive Benefit of Harris Insight Money Fund Customer Accounts, 1 Pershing Plaza, Jersey City, NJ 07399; and The Harris Bank N.A., 2000 S. Finley Road, Lombard, IL 60148, which held of record 125,310,434 shares (72.4%); and 47,851,270 shares (27.6%), respectively, of the outstanding Service Shares of the Fund. The principal holder of Institutional Shares of the Tax-Exempt Money Market Fund was Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 835,715,280 shares (94.5%) of the outstanding Institutional Shares of the Fund.

         The shares described above as held by Harris Trust and Savings Bank, Harris Bank Barrington, and The Harris Bank N.A. are being held on behalf of various accounts and not as beneficial owners. To the extent that any shareholder is the beneficial owner of more than 25% of the outstanding shares of any Fund, such shareholder may be deemed to be a "control person" of that Fund for purposes of the 1940 Act.


             INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES

         INVESTMENT MANAGEMENT. Each of the Funds is advised by Harris Investment Management, Inc. ("HIM" or the "Adviser"). HIM, an investment adviser registered under the Advisers Act, is a wholly-owned subsidiary of Harris Bankcorp, Inc., which is a wholly-owned subsidiary of Harris Financial Corp., which is a wholly-owned subsidiary of Bank of Montreal, a publicly-traded Canadian banking institution.

         HIM, subject to review and approval by the Board of Trustees, sets each Fund's investment objective and overall investment strategies and, as more fully described below, provides general management services to each Fund, including overall supervisory responsibility for the management and investment of each Fund's portfolio. An affiliate of HIM, Harris Trust and Savings Bank ("Harris Trust"), an Illinois-state chartered bank and a member of the Federal Reserve System and a wholly-owned subsidiary of Harris Bankcorp, Inc., has overall responsibility, subject to the oversight of the Trust's Board of Trustees, for administering all operations of the Trust and for providing or arranging for the provision of the overall business management and administrative services necessary for the Trust's operations. It is anticipated that, effective at the close of business May 27, 2005, pursuant to an internal reorganization, Harris Trust will be merged into another subsidiary bank of Bank of Montreal Financial, with the surviving entity to be called Harris N.A.

         HIM has entered into a sub-advisory contract with HIM Monegy, Inc. ("Monegy"). Monegy, a wholly-owned subsidiary of HIM, is an investment adviser registered under the Advisers Act and provides a broad range of portfolio management services to clients in the U.S. and abroad. Under the sub-advisory contract, Monegy manages the investment of assets of the High Yield Bond Fund. In carrying out its obligations, Monegy (i) obtains and evaluates pertinent economic, statistical, financial and other information affecting the economic regions and individual national economies generally, together with information specific to individual companies or industries, the securities of which are included in the Funds' investment portfolio or may be under consideration for inclusion therein; and (ii) formulates, recommends, and executes an ongoing program of investment for the Fund consistent with the Funds' investment objectives, policies, strategy, and restrictions. HIM remains responsible for the supervision and oversight of Monegy's performance.

         HIM has entered into a sub-advisory contract with Hansberger Global Investors, Inc. ("Hansberger"). Hansberger, a wholly-owned subsidiary of Hansberger Group, Inc., is an investment adviser registered under the Advisers Act and provides a broad range of portfolio management services to clients in the U.S. and abroad. Hansberger Group, Inc. is majority-controlled by Thomas L. Hansberger, who founded the firm in 1994. Under the sub-advisory contract, Hansberger manages the investment of assets of the Emerging Markets Fund and the International Fund. In carrying out its obligations, Hansberger (i) obtains and evaluates pertinent economic, statistical, financial and other information affecting the economic regions and individual national economies generally, together with information specific to individual companies or industries, the securities of which are included in those Funds' investment portfolios or may be under consideration for inclusion therein; and (ii) formulates, recommends, and executes an ongoing program of investment for those Funds consistent with those Funds' investment objectives, policies, strategy, and restrictions. HIM remains responsible for the supervision and oversight of Hansberger's performance.

         HIM, Harris Trust, Monegy or Hansberger provides to the Funds, among other things, money market, equity and fixed income security research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition and credit conditions. HIM, Monegy and Hansberger seek to maintain a portfolio of above-average quality companies by analyzing key financial ratios that measure the growth, profitability, and leverage of issuers. Emphasis placed on a particular type of security will depend on an interpretation of underlying economic, financial and security trends. The selection and performance of securities is monitored by a team of analysts dedicated to evaluating the quality of each portfolio holding.

         Each investment advisory and sub-advisory agreement for the Funds continues from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the Trustees who are not interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval. At a meeting of the Board of Trustees of the Trust held on August 3, 2004, called in part for the purpose of voting on the renewal of the Agreements, the Agreements were renewed through August 31, 2005 by the unanimous vote of the Trustees, all whom were "non-interested" trustees of the Trust. The Trustees requested such information as they believed necessary. They received information on investment strategies and performance from portfolio managers of the Adviser, Hansberger and Monegy over the course of the year. They considered, among other things, (a) the investment philosophy and investment performance of the Adviser, Hansberger, or Monegy, as the case may be, and the investment performance of the Funds over various time periods and in comparison to relevant market indices and comparable mutual funds; (b) the business reputation of the Adviser, Hansberger, Monegy, and Harris Trust and each of their financial resources; (c) the experience of the investment advisory and other personnel who provide services to the Funds and the historical quality of the services provided to the Funds by the Adviser, Hansberger, and Monegy, including with respect to regulatory compliance; (d) the advisory fees payable by the Funds, including any contractual and voluntary fee waivers and expense reimbursements by the Adviser and/or Harris Trust; (e) the overall expense ratio and an expense analysis for the Funds, as compared to comparable mutual funds; (f) the non-advisory services provided by Harris Trust and the fees paid for those services; and (g) the expected profitability of the Adviser and Harris Trust with respect to the Funds, taking into account any benefits, in addition to fees, to the Adviser or any of its affiliates, such as Harris Trust. The Trustees determined that the compensation payable by each Fund to the Adviser and the compensation payable to Hansberger and Monegy was reasonable and fair.

         Each Agreement may be terminated at any time, without penalty, by either the Trust or the Adviser upon 60 days' written notice, and automatically terminates in the event of its assignment as defined in the 1940 Act.

         HIM or Harris Trust from time to time may offer programs under which it may make payments from its own resources to certain non-profit organizations based on shares of the Funds held by members of the organizations and in an amount up to 0.10% of the value of those shares. Those payments are expenses of HIM or Harris Trust and are not Fund expenses, and thus will not affect Fund performance.

         HIM or Harris Trust from time to time may make payments from its own resources to certain service organizations and financial intermediaries for their services in connection with investments in the Funds made by their clients or customers. Those payments are expenses of HIM or Harris Trust and are not Fund expenses, and thus will not affect Fund performance.

         Portfolio Management. The skilled portfolio management teams behind the Harris Insight Funds believe that consistent investment performance requires discipline, focus, knowledge, and excellent informational resources. The money management philosophy that HIM employs focuses on two key points:

o        Active portfolio management is a key component of superior performance.

o A systematic investment process may increase both consistency and levels of relative performance.

         Experience and creativity, combined with technological support, are most likely to result in successful investment decisions. HIM offers investors that powerful combination for managing their money. More importantly, instead of relying on individual stars to manage its mutual funds, HIM has established a strong professional team of seasoned portfolio managers and analysts. Together, they take a quantitatively-driven approach to investing, focusing on their investors' needs, concerns and investment goals.

         HIM applies analytic techniques in the selection of portfolios. HIM's equity investment process focuses on maintaining a well-diversified portfolio of stocks whose prices are determined to be attractively ranked based upon their future potential.

         After identifying the appropriate type of universe for each Fund - whether the stocks are issued by large, established companies, or by smaller firms - HIM gathers fundamental, quality and liquidity data. A multi-factor model then ranks and/or scores the stocks. Stocks that fail to meet HIM's hurdles are removed from further consideration.

         Attractive stocks are periodically identified and added to the portfolio, while those that have become unattractive are systematically replaced. Fund portfolio managers, in conjunction with experienced research analysts, play a role throughout the process.

         HIM actively manages taxable and tax-exempt fixed income securities using a highly disciplined, quantitatively-based investment process. This enables HIM to create portfolios of fixed income securities that it believes are undervalued based upon their future potential. HIM seeks securities in specific industries or areas of the country that, it believes, offer the most attractive value and stand to benefit from anticipated changes in interest rates.

         Using quantitative models that attempt to obtain competitive results, bond portfolio managers select securities within different industries while managing interest rate risk. These quantitative models have the ability to measure changes in the economy, changes in the prices of various goods and services, and changes in interest rates. Potential purchases are finally reviewed with regard to their suitability to, credit assessment of and impact on the overall portfolio.

         The following table shows the dollar amount of fees payable to the Adviser for its services with respect to each Fund, the amount of fee that was waived by the Adviser, if any, and the actual fee received by the Adviser. This data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period. Pursuant to separate agreements, HIM pays a portion of the advisory fees it receives to affiliates of HIM, such as Harris Trust. These payments are used, among other things, to reimburse a portion of the fees paid by such affiliates' fiduciary clients who are invested in the Funds.

--------------------- -------------------------------- -------------------------------- --------------------------------
                          Gross Advisory Fee ($)           Advisory Fee Waived ($)           Net Advisory Fee ($)
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                        2002       2003       2004       2002       2003       2004       2002       2003       2004
-------------------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Government Money
Market Fund            632,623   1,327,810  1,843,072      --         --         --       632,623  1,327,810  1,843,072

Money Market Fund     6,265,444  7,733,692  7,375,073      --         --         --     6,265,444  7,733,692  7,375,073

Tax-Exempt Money
Market Fund           1,124,855  1,266,709  1,348,192      --         --         --     1,124,855  1,266,709  1,348,192

Bond Fund             1,437,315  1,255,395  1,018,371    727,965    613,182    481,151    709,350    642,213    537,220

High Yield Bond Fund     21,588    206,771    323,089     21,356     49,708     91,365        232    157,063    231,724

Intermediate
Government Bond Fund    522,454    489,948    352,361    413,020    331,520    237,345    109,434    158,428    115,016

Intermediate
Tax-Exempt Bond Fund  1,465,340  1,200,190  1,095,881  1,465,340    668,654    608,823      --       531,536    487,058

Short/Intermediate
Bond Fund             1,689,430  1,892,556  1,992,625    912,360    933,062    929,876    777,070    959,494  1,062,749

Tax-Exempt Bond Fund    689,770    577,100    490,685    689,770    321,530    272,603      --       255,570    218,082

Ultra Short
Duration Bond Fund       --         --         57,074      --         --        19,476      --          --       37,598

Balanced Fund           320,157    282,356    312,908     80,038     40,864     16,185    240,119    241,492    296,723

Core Equity Fund      1,151,598  1,023,289    944,647    131,401    118,733      9,468  1,020,197    904,556    935,179

Emerging Markets
Fund                    946,607  2,095,350  3,774,494     --          --         --       946,607  2,095,350  3,774,494

Equity Fund           2,088,572  1,799,413  1,686,719     --          --         --     2,088,572  1,799,413  1,686,719

Index Fund              991,143    778,912    717,080    257,806    115,188      4,644    733,337    663,724    712,436

International Fund    1,611,693  1,560,663  1,954,612     --          --         --     1,611,693  1,560,663  1,954,612

Small-Cap Growth
Fund                     64,337     53,935     56,129     29,856     30,819     35,158     34,481     23,116     20,971

Small-Cap
Opportunity Fund      3,981,517  4,238,707  4,533,237    221,323    140,096      4,237  3,760,194  4,098,611  4,529,000

Small-Cap Value Fund  2,098,113  1,933,332  2,367,380    215,952     77,726       --    1,882,161  1,855,606  2,367,380
--------------------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

         HIM has agreed with the Small-Cap Growth Fund to waive fees otherwise payable to it, or to reimburse the Fund, to the extent that the annualized ordinary operating expenses of the Institutional Shares of the Fund as a percentage of average daily net assets of the Fund ("Expense Ratio") exceed 1.00% ("Expense Cap"). For any fiscal year of the Fund in which the Expense Ratio of the class would otherwise be less than the lowest Expense Cap applicable to the class in effect since the beginning of the preceding three fiscal years of the Fund, the Fund will pay to HIM any amount so waived or reimbursed by HIM during such preceding three years and not previously paid by the Fund to HIM, except to the extent that such payment would cause the Expense Ratio of the class for the fiscal year to exceed such lowest Expense Cap.

         Portfolio Managers - Other Accounts Managed

         The following table provides information relating to other accounts managed by the portfolio managers as of December 31, 2004.

--------------------------------------------- -------------------------------- --------------- -------------- --------------
                                                                                 Registered    Other Pooled
                                                                                 Investment     Investment        Other
          Portfolio Manager (Fund)                                               Companies       Vehicles       Accounts
--------------------------------------------- -------------------------------- --------------- -------------- --------------
Laura Alter (Bond Fund, Intermediate              Number of Accounts Managed:        --             --             10
Government Bond Fund, Short/Intermediate          Assets in Accounts Managed:        --             --        $384,084,481
Bond Fund, Balanced Fund)
--------------------------------------------- -------------------------------- --------------- -------------- --------------
Francisco Alzuru (Emerging Markets Fund,          Number of Accounts Managed:        2              --              4
International Fund)                               Assets in Accounts Managed:   $735,800,000        --        $184,915,200
--------------------------------------------- -------------------------------- --------------- -------------- --------------
Peter J. Arts (Government Money Market            Number of Accounts Managed:        --              1              4
Fund, Money Market Fund, Tax-Exempt Money         Assets in Accounts Managed:        --         $44,605,135   $153,284,862
Market Fund, Ultra Short Duration Bond Fund)
--------------------------------------------- -------------------------------- --------------- -------------- --------------
Dan Atack (High Yield Bond Fund)                  Number of Accounts Managed:        --              1             6 *
                                                  Assets in Accounts Managed:        --        $259,462,014   $327,471,365
--------------------------------------------- -------------------------------- --------------- -------------- --------------
Boyd R. Eager (Government Money Market            Number of Accounts Managed:        --             --             21
Fund, Money Market Fund)                          Assets in Accounts Managed:        --             --        $681,595,007
--------------------------------------------- -------------------------------- --------------- -------------- --------------
Aureole L. Foong (International Fund)             Number of Accounts Managed:        --              1             --
                                                  Assets in Accounts Managed:        --        $73,600,000         --
--------------------------------------------- -------------------------------- --------------- -------------- --------------
Mark Heuer (Ultra Short Duration Bond Fund)       Number of Accounts Managed:        --             --             17
                                                  Assets in Accounts Managed:        --             --        $403,744,919
--------------------------------------------- -------------------------------- --------------- -------------- --------------
Stephen Ho (Emerging Markets Fund)                Number of Accounts Managed:        --             --              5
                                                  Assets in Accounts Managed:        --             --         $95,225,000
--------------------------------------------- -------------------------------- --------------- -------------- --------------
Ronald W. Holt (International Fund)               Number of Accounts Managed:       3 **             1            8 ***
                                                  Assets in Accounts Managed:  $2,163,000,000   $21,000,000   $342,366,800
--------------------------------------------- -------------------------------- --------------- -------------- --------------
T. Andrew Janes (Core Equity Fund, Equity         Number of Accounts Managed:        --              4              7
Fund, Small-Cap Growth Fund, Small-Cap            Assets in Accounts Managed:        --        $223,247,884    $88,461,380
Value Fund)
--------------------------------------------- -------------------------------- --------------- -------------- --------------
C. Thomas Johnson (Balanced Fund, Small-Cap       Number of Accounts Managed:        --             16             32
Opportunity Fund)                                 Assets in Accounts Managed:        --        $956,474,247   $1,533,688,231
--------------------------------------------- -------------------------------- --------------- -------------- --------------
Kimberly J. Keywell (Tax-Exempt Money             Number of Accounts Managed:        --             --              8
Market Fund, Intermediate Tax-Exempt Bond         Assets in Accounts Managed:        --             --         $31,285,717
Fund, Tax-Exempt Bond Fund)
--------------------------------------------- -------------------------------- --------------- -------------- --------------
William O. Leszinske (Small-Cap Growth            Number of Accounts Managed:        --             --              4
Fund, Small-Cap Value Fund)                       Assets in Accounts Managed:        --             --         $3,540,109
--------------------------------------------- -------------------------------- --------------- -------------- --------------
Carol H. Lyons (Bond Fund,                        Number of Accounts Managed:        --             --             12
Short/Intermediate Bond Fund)                     Assets in Accounts Managed:        --             --        $313,861,716
--------------------------------------------- -------------------------------- --------------- -------------- --------------


                                       42

--------------------------------------------- -------------------------------- --------------- -------------- --------------
                                                                                 Registered    Other Pooled
                                                                                 Investment     Investment        Other
          Portfolio Manager (Fund)                                               Companies       Vehicles       Accounts
--------------------------------------------- -------------------------------- --------------- -------------- --------------
Robert Mazueloa (Emerging Markets Fund)           Number of Accounts Managed:        2              --             11
                                                  Assets in Accounts Managed:   $75,400,000         --        $609,339,300
--------------------------------------------- -------------------------------- --------------- -------------- --------------
George W. Selby (Intermediate Tax-Exempt          Number of Accounts Managed:        --             --              7
Bond Fund, Tax-Exempt Bond Fund)                  Assets in Accounts Managed:        --             --        $328,276,525
--------------------------------------------- -------------------------------- --------------- -------------- --------------
Daniel L. Sido (Core Equity Fund, Equity          Number of Accounts Managed:        --              4              9
Fund, Index Fund, Small-Cap Opportunity           Assets in Accounts Managed:        --        $480,190,463    $18,355,360
Fund)
--------------------------------------------- -------------------------------- --------------- -------------- --------------
Maureen Svagera (Bond Fund, Intermediate          Number of Accounts Managed:        --              1             14
Government Bond Fund, Short/Intermediate          Assets in Accounts Managed:        --         $17,971,890   $748,275,149
Bond Fund)
--------------------------------------------- -------------------------------- --------------- -------------- --------------
Douglas Thornton (Index Fund)                     Number of Accounts Managed:        --              3              7
                                                  Assets in Accounts Managed:        --        $472,688,803   $103,670,894
--------------------------------------------- -------------------------------- --------------- -------------- --------------
Sadhana Valia (High Yield Bond Fund)              Number of Accounts Managed:        --             --            12 *
                                                  Assets in Accounts Managed:        --             --        $500,501,720
--------------------------------------------- -------------------------------- --------------- -------------- --------------

* One account, with $181,000,000 in total assets, is charged an advisory fee based on the performance of the account.

** One account, with $1,760,000,000 in total assets, is charged an advisory fee based on the performance of the account.

*** Two accounts, with $365,600,000 in total assets, are charged an advisory fee based on the performance of each account.

         Material Conflicts

         As shown in the table above, the Portfolio Managers of certain Funds may manage other accounts, including separately managed accounts, which have investment strategies similar to those of the Funds. Fees earned by the adviser or a sub-adviser may vary among these accounts and the Portfolio Managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a Portfolio Manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict also may arise if a Portfolio Manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Portfolio Manager is not able to take full advantage of that opportunity because that opportunity must be allocated among multiple accounts. In addition, the Portfolio Manager may execute transactions for another account that could adversely impact the value of securities held by the Fund. However, the adviser or sub-adviser, as the case may be, believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular Portfolio Manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes and similar factors. In addition, the adviser and sub-advisers have adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

         Compensation

         The following describes the structures and method of calculating the portfolio managers' compensation as of December 31, 2004.

         HIM and Monegy. The compensation program for investment professionals of HIM and Monegy, including the portfolio managers of the Harris Insight Funds, is designed to provide a total compensation package that (a) serves to align employees' interests with those of their clients, and (b) helps management to attract and retain high quality investment professionals.

         All investment professionals are compensated through a combination of base salary and bonus. Senior management retains a national compensation consultant to undertake a study, at least annually, to determine appropriate levels of base compensation for the firm's investment professionals. Bonus amounts are determined by many factors including: investment performance, the overall profitability of the firms, and each individual's contributions to the success of the respective firm. The objective with regard to each component of compensation is to provide competitive compensation to investment professionals.

         HIM (but not Monegy) also has a deferred incentive compensation program (nonqualified plan) which provides that certain key employees (currently, those who have been designated a Partner or Senior Partner of HIM, and including portfolio managers, analysts, and certain non-investment personnel) are granted incentive awards annually and elect to defer receipt of the award and earnings thereon until a future date. The award for each participant, expressed as a percentage of the pre-tax, pre-long-term incentive profits of HIM, is determined by senior management and communicated to participants early in each award year. The awards vest after a period of three years from the end of the specific year for which the awards are granted, and are payable to participants based on the provisions of the program and the elections of the participants.

         Hansberger. A Hansberger portfolio manager's compensation generally consists of base salary, bonus, and Hansberger's Stock Option program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Hansberger employees.

         In the case of portfolio managers responsible for managing multiple Hansberger funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts.

         A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by the Hansberger Human Resources Department. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

         A portfolio manager's bonus is paid on an annual basis and is determined by a number of factors, including, but not limited to, performance of the fund and other funds managed relative to expectations for how those funds should have performed, given their objectives, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the fund's portfolio. Additional factors include the portfolio manager's contributions to the investment management functions within Hansberger, contributions to the development of other investment professionals and supporting staff, and overall contributions to marketing, client service and strategic planning for the organization. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above.

         Ownership of Securities

         The following table provides information relating to the ownership of shares of the Funds by the portfolio managers as of December 31, 2004.

------------------------------------ ------------------------------------------------ ---------------------------------
                                                                                              Dollar Range of
              Name of                                   Each Fund                         Securities in each Fund
         Portfolio Manager                         Beneficially Owned                        Beneficially Owned
------------------------------------ ------------------------------------------------ ---------------------------------
Laura Alter                          Bond Fund                                                $10,001-$50,000
                                     Intermediate Government Bond Fund                              None
                                     Short/Intermediate Bond Fund                             $10,001-$50,000
                                     Balanced Fund                                           $100,001-$500,000
------------------------------------ ------------------------------------------------ ---------------------------------
Francisco Alzuru                     Emerging Markets Fund                                          None
                                     International Fund                                             None
------------------------------------ ------------------------------------------------ ---------------------------------
Peter J. Arts                        Government Money Market Fund                                   None
                                     Money Market Fund                                              None
                                     Tax-Exempt Money Market Fund                                   None
                                     Ultra Short Duration Bond Fund                                 None
------------------------------------ ------------------------------------------------ ---------------------------------
Dan Atack                            High Yield Bond Fund                                           None
------------------------------------ ------------------------------------------------ ---------------------------------
Boyd R. Eager                        Government Money Market Fund                                   None
                                     Money Market Fund                                              None
------------------------------------ ------------------------------------------------ ---------------------------------
Aureole L. Foong                     International Fund                                             None
------------------------------------ ------------------------------------------------ ---------------------------------
Mark Heuer                           Ultra Short Duration Bond Fund                                 None
------------------------------------ ------------------------------------------------ ---------------------------------
Stephen Ho                           Emerging Markets Fund                                          None
------------------------------------ ------------------------------------------------ ---------------------------------
Ronald W. Holt                       International Fund                                             None
------------------------------------ ------------------------------------------------ ---------------------------------
T. Andrew Janes                      Core Equity Fund                                         $50,001-$100,000
                                     Equity Fund                                              $10,001-$50,000
                                     Small-Cap Growth Fund                                          None
                                     Small-Cap Value Fund                                           None
------------------------------------ ------------------------------------------------ ---------------------------------
C. Thomas Johnson                    Balanced Fund                                                  None
                                     Small-Cap Opportunity Fund                              $100,001-$500,000
------------------------------------ ------------------------------------------------ ---------------------------------
Kimberly J. Keywell                  Tax-Exempt Money Market Fund                                   None
                                     Intermediate Tax-Exempt Bond Fund                              None
                                     Tax-Exempt Bond Fund                                           None
------------------------------------ ------------------------------------------------ ---------------------------------
William O. Leszinske                 Small-Cap Growth Fund                                   $100,001-$500,000
                                     Small-Cap Value Fund                                    $100,001-$500,000
------------------------------------ ------------------------------------------------ ---------------------------------
Carol H. Lyons                       Bond Fund                                                $10,001-$50,000
                                     Short/Intermediate Bond Fund                             $10,001-$50,000
------------------------------------ ------------------------------------------------ ---------------------------------
Robert Mazuelos                      Emerging Markets Fund                                          None
------------------------------------ ------------------------------------------------ ---------------------------------
George W. Selby                      Intermediate Tax-Exempt Bond Fund                              None
                                     Tax-Exempt Bond Fund                                           None
------------------------------------ ------------------------------------------------ ---------------------------------
Daniel L. Sido                       Core Equity Fund                                         $50,001-$100,000
                                     Equity Fund                                             $100,001-$500,000
                                     Index Fund                                              $100,001-$500,000
                                     Small-Cap Opportunity Fund                               $50,001-$100,000
------------------------------------ ------------------------------------------------ ---------------------------------
Maureen Svagera                      Bond Fund                                                $10,001-$50,000
                                     Intermediate Government Bond Fund                           $0-$10,000
                                     Short/Intermediate Bond Fund                             $10,001-$50,000
------------------------------------ ------------------------------------------------ ---------------------------------
Douglas Thornton                     Index Fund                                                     None
------------------------------------ ------------------------------------------------ ---------------------------------
Sadhana Valia                        High Yield Bond Fund                                           None
------------------------------------ ------------------------------------------------ ---------------------------------

         Code of Ethics. The Trust, HIM, Hansberger, Monegy, Harris Trust, and the Distributor have each adopted codes of ethics under Rule 17j-1 under the 1940 Act, and HIM, Hansberger, and Monegy have each adopted codes of ethics under Section 204A-1 of the Investment Advisers Act of 1940. These codes of ethics limit the circumstances under which persons subject to the respective code invest in securities, including certain securities that may be purchased or held by a Fund or Funds. Each code of ethics has been filed with and is available from the Commission at the address, telephone number, and Internet site given on the back cover of the Trust's prospectus.

         Proxy Voting Policies. The Board of Trustees of the Trust has approved the proxy voting policies and procedures to be used by its investment adviser and sub-advisers in voting proxies of the Funds portfolio securities. See Appendix B and Appendix C.

         ADMINISTRATOR, TRANSFER AGENT AND CUSTODIAN. Harris Trust serves as the Funds' administrator ("Administrator") pursuant to Administration Agreement with the Trust and in that capacity generally assists the Funds in all aspects of their administration and operation. The Administrator has entered into a Sub-Administration and Accounting Services Agreement with PFPC Inc. ("PFPC" or the "Sub-Administrator"), 103 Bellevue Parkway, Wilmington, DE 19809, on behalf of the Trust. PFPC has agreed to furnish officers for the Trust; provide corporate secretarial services; prepare and file various reports with the appropriate regulatory agencies; assist in preparing various materials required by the Commission; provide accounting and bookkeeping services for the Funds, including the computation of each Fund's net asset value, net income and realized capital gains, if any; and prepare various materials required by any state securities commission having jurisdiction over the Trust.

         Harris Trust serves as the transfer agent and dividend disbursing agent ("Transfer Agent") of the Funds pursuant to Transfer Agency Services Agreement with the Trust and in that capacity generally assists the Funds in all aspects of their transfer agency operations. The Transfer Agent has entered into Sub-Transfer Agency Services Agreement with PFPC (the "Sub-Transfer Agent") on behalf of the Trust whereby the Sub-Transfer Agent performs certain transfer agency and dividend disbursing agency services and, among other things, maintains shareholder records, processes the purchase and redemption of shares and their payment thereof, issues dividends and distributions, and mails shareholder communications. PFPC is an indirect, wholly-owned subsidiary of PNC Bank Corp. Harris Trust pays the fees of PFPC, as Sub-Transfer Agent and Sub-Administrator, from the transfer agency and administration fees that Harris Trust receives.

         PFPC Trust Company ("PFPC Trust" or the "Custodian"), 8800 Tinicum Boulevard, Philadelphia, PA 19153, serves as custodian of the assets of the Funds and, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund. PFPC Trust also provides securities lending services and overdraft coverage for the Funds. The Custodian has entered into Sub-Custodian Services Agreement with PNC Bank, N.A. ("PNC" or the "Sub-Custodian") on behalf of the Trust whereby the Sub-Custodian performs certain sub-custodian services. PFPC Trust and PNC are indirect, wholly-owned subsidiaries of PNC Bank Corp.

         As compensation for services as the Administrator and the Transfer Agent Harris Trust is entitled to receive a combined fee based on the aggregate average daily net assets of the Funds of the Trust, payable monthly at an annual rate of 0.1665% of the first $300 million of average daily net assets; 0.1465% of the next $300 million; and 0.1265% of average daily net assets in excess of $600 million. As compensation for its services, the Custodian is entitled to receive a fee based on the aggregate average daily gross assets of the Funds of the Trust, payable monthly at an annual rate of 0.0035% of the average daily gross assets. In addition, the Funds pay a separate fee to the Sub-Transfer Agent for certain retail sub-transfer agent services and reimburse the Custodian for various custody transactional expenses.

         The following table shows the dollar amount of fees payable to the Harris Trust for its services with respect to each Fund, the amount of fee that was waived by the Harris Trust, if any, and the actual fee paid to the Harris Trust. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

-------------------- -------------------------------- -------------------------------- --------------------------------
                         Administration Fee ($)       Reduction by Administrator ($)     Net Administration Fee ($)
                     ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                       2002       2003       2004       2002       2003       2004       2002       2003       2004
-------------------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Government Money
Market Fund             571,036  1,451,182  2,117,499    344,355    601,909    721,229    226,681    849,273  1,396,270

Money Market Fund     5,969,278  8,295,156  8,622,084  3,303,371  4,694,764  5,266,185  2,665,907  3,600,392  3,355,899

Tax-Exempt Money
Market Fund           1,035,816  1,350,316  1,547,426     92,571     92,620       --      943,245  1,257,696  1,547,426

Bond Fund               495,379    426,785    285,254     54,361     52,146     36,140    441,018    374,639    249,114

High Yield Bond
Fund                     10,835     84,675    125,372        543      5,288     19,491     10,292     79,387    105,881

Intermediate
Government Bond
Fund                    204,305    223,020    160,604     43,041     36,341     27,075    161,264    186,679    133,529

Intermediate
Tax-Exempt Bond         546,176    559,997    424,183     56,840     53,850     18,000    489,336    506,147    406,183
Fund

Short/Intermediate
Bond Fund               538,723    560,341    490,445     56,327     62,567     50,979    482,396    497,774    439,466

Tax-Exempt Bond
Fund                    275,913    290,036    209,187     45,784     37,094     18,000    230,129    252,942    191,187

Ultra Short
Duration Bond Fund        --         --        44,574       --         --       32,289       --         --       12,285

Balanced Fund           144,961    138,787    134,653     38,888     42,118     26,237    106,073    96,669     108,416

Core Equity Fund        299,592    254,848    244,955     46,021     33,807     18,000    253,571    221,041    226,955

Emerging Markets
Fund                    190,549    333,081    500,012     37,010     44,760     52,974    153,539    288,321    447,038

Equity Fund             614,829    538,510    419,919     59,869     48,762     18,000    554,960    489,748    401,919

Index Fund              838,065    721,605    590,858     49,773     39,181       --      788,292    682,424    590,858

International Fund      360,986    315,720    314,882     48,284     42,532     39,555    312,702    273,188    275,327

Small-Cap Growth
Fund                     18,027     13,895     12,030        702        827        867     17,325     13,068     11,163

Small-Cap
Opportunity Fund        861,470    837,505    970,390     68,390     56,238     18,000    793,080    781,267    952,390

Small-Cap Value
Fund                    579,575    541,570    573,963     57,791     44,485     18,000    521,784    497,085    555,963
-------------------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

         DISTRIBUTOR. PFPC Distributors, Inc. (the "Distributor"), 760 Moore Road, King of Prussia, PA 19406, is the distributor of shares of the Funds. Fees for services rendered by the Distributor (not including sales charges) are paid by the Sub-Administrator. The Distributor bears the cost of printing and mailing prospectuses to potential investors and any advertising expenses incurred by it in connection with the distribution of shares, subject to the terms of the Service Plans described below, if implemented pursuant to contractual arrangements between the Trust and the Distributor and approved by the Board of Trustees of the Trust. The Distributor has agreed to furnish officers for the Trust, as required.

         A Shares of the Funds are sold with a maximum front-end sales charge of 5.50%, as described in the Prospectuses relating to those shares and under "Additional Purchase and Redemption Information" in this SAI. A Shares of the Funds may be subject to a contingent deferred sales charge (CDSC) of up to 1.00%, which is described in those Prospectuses and under "Additional Purchase and Redemption Information" in this SAI.

         The following table shows the dollar amount of sales charges payable to the distributor with respect to sales of A Shares of each Fund and the amount of sales charges retained by the distributor and not reallowed to other persons. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period. There were no sales charges payable to the distributor with respect to A Shares of the Funds not mentioned below.

----------------------------- -------------------------------- --------------------------- -----------------------------
                                   Aggregate Underwriting         Amount Retained by the
                                       Commissions ($)               Distributor ($)            Amount Reallowed ($)
                              -------------------------------- --------------------------- -----------------------------
                                 2002       2003       2004       2002     2003     2004      2002      2003      2004
----------------------------- ---------- ---------- ---------- --------- -------- -------- --------- --------- ---------
Bond Fund                       22,979      6,921        798     1,130       512      42     21,849    6,409        756

High Yield Bond Fund              --         --           84        --        --       4        --        --         80

Intermediate Government Bond
Fund                            23,824     27,220      4,547     2,169     2,078     390     21,655   25,142      4,157

Intermediate Tax-Exempt Bond
Fund                            11,814     19,565      4,519      678      1,741     410     11,136   17,824      4,109

Short/Intermediate Bond Fund     8,541     16,170      7,656      707      1,383     531      7,834   14,787      7,125

Tax-Exempt Bond Fund            49,962     34,484     17,529    3,160      1,997   1,135     46,802   32,487     16,394

Balanced Fund                    1,948      9,599     16,396      188        939   1,489      1,760    8,660     14,907

Core Equity Fund                 5,909      1,125      6,212      398        103     601      5,511    1,022      5,611

Emerging Markets Fund            8,505      6,653      2,456       15        655     218      8,490    5,998      2,238

Equity Fund                      5,738      3,415      3,855      125        355     358      5,613    3,060      3,497

International Fund                388       1,005      1,077       35         89     100        353      916        977

Small-Cap Opportunity Fund      16,625     15,317     110,260     593      1,425  10,356     16,032   13,892     99,904

Small-Cap Value Fund            20,099      7,329      28,861     798        681   2,811     19,301    6,648     26,050
----------------------------- ---------- ---------- ---------- --------- -------- -------- --------- --------- ---------

         OTHER EXPENSES. Except for certain expenses borne by the Distributor, Harris Trust, or HIM, the Trust bears all costs of its operations, including: the compensation of its Trustees who are not affiliated with HIM or the Distributor or any of their affiliates; advisory and administration fees; payments pursuant to any Service Plan (with respect to A Shares, N Shares and Service Shares); interest charges; taxes; fees and expenses of independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Service Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of the Funds' custodian including those for keeping books and accounts; expenses of shareholders' meetings and meetings of the Board of Trustees; expenses relating to the issuance, registration and qualification of shares of the Funds; fees of pricing services; organizational expenses; and any extraordinary expenses. Expenses attributable to any Fund or class are borne by that Fund or class. Other general expenses of the Trust are allocated among the Funds in an equitable manner as determined by the Board of Trustees.

                         SERVICE AND DISTRIBUTION PLANS

         A SHARES. Each Fund, except for the Index Fund, the Small-Cap Growth Fund, the Ultra Short Duration Bond Fund, and each of the Money Market Funds, has adopted a Service Plan for A Shares of the Fund under Section 12(b) of the 1940 Act and Rule 12b-1 promulgated thereunder ("Rule 12b-1") that provides for the Funds to pay distribution/service fees of up to 0.25% per annum of the average daily net asset value of the Fund's A Shares.

         Each such Fund bears the costs and expenses connected with advertising and marketing the Fund's A Shares and pays the Distributor the distribution/service fee at a rate of up to 0.25% per annum of the average daily net asset value of the Fund's A Shares for such expenses. The Distributor may use a portion of such fee to pay the fees of each institution ("Service Organization") that purchases A Shares of the Fund on behalf of its customers ("Customers") for servicing activities, as described below. Because the distribution/service fee is payable regardless of the Distributor's expenses, the Distributor may realize a profit from the fees.

         Servicing activities provided by a Service Organization to its Customers investing in A Shares of the Fund may include, among other things, one or more of the following: (i) establishing and maintaining shareholder accounts and records; (ii) processing purchase and redemption transactions; (iii) answering Customer inquiries; (iv) assisting Customers in changing dividend options, account designations and addresses; (v) performing sub-accounting; (vi) investing Customer cash account balances automatically in Fund shares; (vii) providing periodic statements showing a Customer's account balance and integrating such statements with those of other transactions and balances in the Customer's other accounts serviced by the Service Agent; (viii) arranging for bank wires; (ix) distribution and such other services as the Fund may request, to the extent the Service Organization is permitted by applicable statute, rule or regulation.

         N SHARES - NON-MONEY MARKET FUNDS. Each non-Money Market Fund, except for the Small-Cap Growth Fund and the Ultra Short Duration Bond Fund, has adopted a Service Plan for N Shares of the Fund that provides for the Fund to pay service fees of up to 0.25% per annum of the average daily net asset value of the Fund's N Shares. This Service Plan does not authorize payments under the Plan to be made for distribution purposes and was not adopted under Rule 12b-1.

         Each such Fund has entered into an agreement with each Service Organization that purchases N Shares of the Fund on behalf of its Customers. The Service Organization is required to provide shareholder support services to its Customers who beneficially own such Shares in consideration of the payment by the Fund of up to 0.25% per annum of the average daily net asset value of that Fund's N Shares held by the Service Organization for the benefit of Customers. Because the fee is payable regardless of the Service Organization's expenses, the Service Organization may realize a profit from the fees. Support services will include: (i) aggregating and processing purchase and redemption requests from Customers and placing net purchase and redemption orders with the Fund's Distributor; (ii) processing dividend payments from the Fund on behalf of Customers; (iii) providing information periodically to Customers showing their positions in the Fund's shares; (iv) arranging for bank wires; (v) responding to Customer inquiries relating to the services performed by the Service Organization and handling correspondence; (vi) forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements, and dividend, distribution and tax notices) to Customers; (vii) acting as shareholder of record and nominee; (viii) arranging for the reinvestment of dividend payments; and (ix) other similar account administrative services.

         N SHARES - MONEY MARKET FUNDS. Each Money Market Fund has adopted a non-Rule 12b-1 Service Plan for N Shares of the Fund that provides for the Fund to pay fees for shareholder subaccounting, statement, communications, and processing services ("Subaccounting Services") of 0.10% per annum of the average daily net asset value of the Fund's N Shares, and fees for shareholder support services ("Support Services") of up to 0.15% per annum of the average daily net asset value of the Fund's N Shares. This Service Plan does not authorize payments under the Plan to be made for distribution purposes and was not adopted under Rule 12b-1.

         Each such Fund has entered into an agreement with each Service Organization that purchases N Shares of the Fund on behalf of its Customers. The Service Organization is required to provide Subaccounting Services and Support Services to its Customers who beneficially own such Shares in consideration of the payment by the Fund of up to 0.10% per annum for Subaccounting Services and of up to 0.15% per annum for Support Services, respectively, of the average daily net asset value of that Fund's N Shares held by the Service Organization for the benefit of Customers. Because the fee is payable regardless of the Service Organization's expenses, the Service Organization may realize a profit from the fees. Subaccounting Services include (i) establishing and maintaining shareholder accounts and records; (ii) processing purchase, exchange and redemption transactions; (iii) providing periodic statements showing a customer's account balance and integrating such statements with those of other transactions and balances in the customer's other accounts serviced by the Agent; (iv) performing subaccounting with respect to Fund shares beneficially owned by the customer; (v) investing customer cash account balances automatically in Fund shares; (vi) forwarding shareholder communications; and
(vii) such other services as may be reasonably requested. Support Services include (i) responding to inquiries from customers concerning their investment in N Shares; (ii) arranging for bank wires; (iii) assisting customers in changing dividend options, account designations, and addresses; and (iv) providing such other similar services as may be reasonably requested.

         In addition, a Service Organization, at its option, may also provide to its holders of N Shares (a) a service that invests the assets of their other accounts with the Service Organization in the Fund's shares (sweep program); (b) sub-accounting with respect to shares owned beneficially or the information necessary for sub-accounting; and (c) checkwriting services.

         Additionally, each Money Market Fund has adopted a Rule 12b-1 Service Plan relating to N Shares of the Fund pursuant to Rule 12b-1 that provides for the Fund to pay to the Distributor distribution fees of up to 0.10% per annum of the average daily net asset value of the Fund's N Shares. Under that Service Plan, each Money Market Fund may make additional payments to a Service Organization for shareholder services described above and also may (i) bear the costs and expenses in connection with advertising and marketing the Fund's N Shares and (ii) make payments to Service Organizations for assistance in connection with the distribution of shares to Customers, including the forwarding to its Customers of Prospectuses, sales literature and advertising materials provided by the Distributor at a rate of up to 0.10% per annum of the average daily net asset value of the Fund's N Shares. Because the distribution fee is payable regardless of the Distributor's expenses, the Distributor may realize a profit from the fees.

         SERVICE SHARES - MONEY MARKET FUNDS. Each Money Market Fund has adopted a non-Rule 12b-1 Service Plan for Service Shares of the Fund that provides for the Fund to pay fees for shareholder subaccounting, statement, communications, and processing services ("Subaccounting Services") of 0.15% per annum of the average daily net asset value of the Fund's Service Shares, and fees for shareholder support services ("Support Services") of up to 0.10% per annum of the average daily net asset value of the Fund's Service Shares. This Service Plan does not authorize payments under the Plan to be made for distribution purposes and was not adopted under Rule 12b-1.

         Each Money Market Fund has entered into an agreement with each Service Organization that purchases Service Shares of the Fund on behalf of its Customers. The Service Organization is required to provide Subaccounting Services and Support Services to its Customers who beneficially own such Shares in consideration of the payment by the Fund of up to 0.15% per annum for Subaccounting Services and of up to 0.10% per annum for Support Services, respectively, of the average daily net asset value of that Fund's Service Shares held by the Service Organization for the benefit of Customers. Because the fee is payable regardless of the Service Organization's expenses, the Service Organization may realize a profit from the fees. Subaccounting Services include
(i) establishing and maintaining shareholder accounts and records; (ii) processing purchase, exchange and redemption transactions; (iii) providing periodic statements showing a customer's account balance and integrating such statements with those of other transactions and balances in the customer's other accounts serviced by the Agent; (iv) performing subaccounting with respect to Fund shares beneficially owned by the customer; (v) investing customer cash account balances automatically in Fund shares; (vi) forwarding shareholder communications; and (vii) such other services as may be reasonably requested. Support Services include (i) responding to inquiries from customers concerning their investment in Service Shares; (ii) arranging for bank wires; (iii) assisting customers in changing dividend options, account designations, and addresses; and (iv) providing such other similar services as may be reasonably requested.

         Additionally, each Money Market Fund has adopted a Service Plan relating to Service Shares pursuant to Rule 12b-1 that provides for the Fund to pay to the Distributor distribution fees of up to 0.15% per annum of the average daily net asset value of the Fund's Service Shares. Because the distribution fee is payable regardless of the Distributor's expenses, the Distributor may realize a profit from the fees. Under that Service Plan, each Money Market Fund may make additional payments to a Service Organization for shareholder services described above and also may (i) bear the costs and expenses in connection with advertising and marketing the Fund's Service Shares and (ii) make payments to the Service Organization for assistance in connection with the distribution of shares to Customers, including the forwarding of prospectuses, sales literature and advertising materials provided by the Distributor, at a rate of up to 0.15% per annum of the average daily net asset value of the Fund's Service Shares.

         EXCHANGE SHARES (HARRIS INSIGHT MONEY MARKET FUND ONLY). The Money Market Fund has adopted a Service Plan for Exchange Shares of the Fund that provides for the Fund to pay service fees of up to 0.05% per annum of the average daily net asset value of the Fund's Exchange Shares. This Service Plan does not authorize payments under the Plan to be made for distribution purposes and was not adopted under Rule 12b-1.

         The Fund has entered into an agreement with each Service Organization that purchases Exchange Shares of the Fund on behalf of its Customers. The Service Organization is required to provide shareholder support services to its Customers who beneficially own such Shares in consideration of the payment by the Fund of up to 0.05% per annum of the average daily net asset value of the Fund's Exchange Shares held by the Service Organization for the benefit of Customers. Because the fee is payable regardless of the Service Organization's expenses, the Service Organization may realize a profit from the fees. Support services will include: (i) aggregating and processing purchase and redemption requests from Customers and placing net purchase and redemption orders with the Fund's Distributor; (ii) processing dividend payments from the Fund on behalf of Customers; (iii) providing information periodically to Customers showing their positions in the Fund's shares; (iv) arranging for bank wires; (v) responding to Customer inquiries relating to the services performed by the Service Organization and handling correspondence; (vi) forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements, and dividend, distribution and tax notices) to Customers; (vii) acting as shareholder of record and nominee; (viii) arranging for the reinvestment of dividend payments; and (ix) other similar account administrative services.

         In addition, each Service Organization, at its option, may also provide to its customers (a) a service that invests the assets of their other accounts with the Service Organization in the Fund's shares (sweep program); (b) sub-accounting with respect to shares owned beneficially or the information necessary for sub-accounting; and (c) checkwriting services.

         INSTITUTIONAL SHARES. Each Fund has adopted a Service Plan for Institutional Shares of the Fund that provides for the Funds to pay service fees of Service Organizations of up to 0.25% per annum of the average daily net asset value of the Fund's Institutional Shares. Because the fee is payable regardless of the Service Organization's expenses, the Service Organization may realize a profit from the fees. This Service Plan does not authorize payments under the Plan to be made for distribution purposes and was not adopted under Rule 12b-1.

         Support services provided by a Service Organization may include (i) establishing and maintaining shareholder accounts and records; (ii) processing purchase, exchange and redemption transactions; (iii) providing periodic statements showing a customer's account balance and integrating such statements with those of other transactions and balances in the customer's other accounts serviced by the Agent; (iv) arranging for bank wires; (v) responding to Customer inquiries relating to the Fund; (vi) performing subaccounting with respect to Fund shares beneficially owned by the customer or providing the information necessary for sub-accounting; (vii) investing customer cash account balances automatically in Fund shares; (viii) assisting Customers in changing dividend options, account designations and addresses; and (ix) such other similar services as may reasonably be requested.

         GENERAL. Each Service Plan (each a "Plan", and collectively, the "Plans") has been adopted by the Board of Trustees, including a majority of the Trustees who were not "interested persons" (as defined by the 1940 Act) of the Trust, and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Trustees"). Each Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Qualified Trustees. Agreements related to the Plans must also be approved by such vote of the Trustees and the Qualified Trustees. A Plan will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund or by a vote of a majority of the Qualified Trustees. No Plan may be amended to increase materially the amounts payable to Service Organizations without the approval of a majority of the outstanding voting securities of the relevant class of shares of the Fund, and no material amendment to a Plan may be made except by a majority of both the Trustees of the Trust and the Qualified Trustees.

         Each Plan requires that certain service providers furnish to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under such Plan. Rule 12b-1 also requires that the selection and nomination of the Trustees who are not "interested persons" of the Trust be made by such disinterested Trustees.

         From their own resources, HIM and Harris Trust from time to time may make payments based on current net asset value or other measures to selected brokerage firms and other financial institutions that were instrumental in investment in the Funds by their customers. These payments currently range up to 0.05% annually on average net assets of shares held by such customers in a Money Market Fund, up to 0.20% annually on average net assets of shares held by such customers in the N Shares class of an Equity Fund or a Fixed Income Fund, and up to 0.25% annually on average net assets of shares held by such customers in the Institutional Shares class of an Equity Fund or a Fixed Income Fund. These payments are subject to change. HIM and Harris may also share certain marketing expenses with or pay for or sponsor informational meetings, conferences, seminars or client appreciation events for such intermediaries to raise awareness of the Funds. The receipt (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of shares of the Funds over sales of other securities.

         Additionally, Harris Trust and the Distributor may act as Service Organizations and receive fees under a Service Plan. Because the service fee is payable regardless of Harris Trust's or the Distributor's expenses in providing services under a Service Plan, they may realize a profit from any fees they receive.

         The following table shows Service Organization fees paid by the Funds to Harris Trust with respect to A Shares, N Shares, Service Shares and Exchange Shares of each Fund for which such fees were paid for the period ended December 31, 2004.

------------------------------------------ -------------------- ------------------- ----------------- ------------------
                                               Shareholder         Shareholder
                                             Servicing Plan       Servicing Plan    Rule 12b-1 Fees    Rule 12b-1 Fees
                                              Fees Paid ($)      Fees Waived ($)        Paid ($)         Waived ($)
------------------------------------------ -------------------- ------------------- ----------------- ------------------
Government Money Market Fund                    3,601,609               --             2,010,179             --

Money Market Fund                               8,194,486            353,421           4,066,746             48

Tax-Exempt Money Market Fund                      974,545               --               479,478             --

Bond Fund                                          11,433               --                 4,471             --

High Yield Bond Fund                                  534               --                   304             --

Intermediate Government Bond Fund                  40,564               --                13,480             --

Intermediate Tax-Exempt Bond Fund                  22,046               --                 9,628             --

Short/Intermediate Bond Fund                       23,802               --                17,035             --

Tax-Exempt Bond Fund                               64,338               --                15,445             --

Balanced Fund                                       7,762               --                 5,400             --

Core Equity Fund                                   11,107               --                 2,424             --

Emerging Markets Fund                               4,973               --                 1,011             --

Equity Fund                                        31,393               --                 4,870             --

Index Fund                                         46,743               --                 2,599             --

International Fund                                  4,602               --                   196             --

Small-Cap Opportunity Fund                        172,492               --                86,830             --

Small-Cap Value Fund                               33,298               --                14,431             --
------------------------------------------ -------------------- ------------------- ----------------- ------------------


                      CALCULATION OF YIELD AND TOTAL RETURN

         The Trust makes available various yield quotations with respect to shares of each class of shares of the Money Market Funds. Each of these amounts was calculated based on the 7-day period ended December 31, 2004, by calculating the net change in value, exclusive of capital changes, of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. The net change in value of an account consists of the value of additional shares purchased with dividends from the original share plus dividends declared on both the original share and any such additional shares (not including realized gains or losses and unrealized appreciation or depreciation) less applicable expenses. Effective yield quotations for N Shares, Service Shares and Institutional Shares of each of the Money Market Funds and for Exchange Shares of the Harris Insight Money Market Fund are also made available. These amounts are calculated in a similar fashion to yield, except that the base period return is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

         EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) 365/7] -1

         Current yield for all of the Money Market Funds will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields.

         The yields of the N Shares, Service Shares, Exchange Shares and Institutional Shares of each of the following Money Market Funds for the 7-day period ended December 31, 2004 are:

                                      --------------------------------- --------------------------------
                                             Current Yield (%)                Effective Yield (%)
                                      --------------------------------- --------------------------------
                                        N     Svc.     Exch.    Inst      N     Svc.     Exch.    Inst
                                        -     ----     -----    ----      -     ----     -----    ----
Government Money Market Fund          1.61    1.21      --      1.96    1.62    1.22      --      1.98
Money Market Fund                     1.73    1.33     2.08     2.08    1.74    1.34     2.10     2.10
Tax-Exempt Money Market Fund          1.26    0.89      --      1.61    1.27    0.90      --      1.62

         N Shares and Service Shares of the Money Market Funds and Exchange Shares of the Harris Insight Money Market Fund bear the expenses of fees paid to Service Organizations. As a result, at any given time, the net yield of N Shares or Service Shares of each of the Money Market Funds could be up to 0.35% or 0.90%, respectively, lower than the net yield of Institutional Shares of each of those Funds, and the net yields of Exchange Shares of the Harris Insight Money Market Fund could be up to 0.05% lower than the net yield of Institutional Shares of the Harris Insight Money Market Fund.

         From time to time each of the Money Market Funds may advertise its "30-day average yield" and its "monthly average yield." Such yields refer to the average daily income generated by an investment in such Fund over a 30-day period, as appropriate, (which period will be stated in the advertisement).

         The yields of N Shares, Service Shares, Exchange Shares and Institutional Shares of each of the following Money Market Funds for the 30-day period ended December 31, 2004 are:

                                               ----------------------------------------------------------
                                                                   30-day Yield (%)
                                               ----------------------------------------------------------
                                                    N          Service       Exchange     Institutional
Government Money Market Fund                       1.55          1.16           --             1.90
Money Market Fund                                  1.65          1.25          2.00            2.00
Tax-Exempt Money Market Fund                       1.05          0.68           --             1.40

         A standardized "tax-equivalent yield" may be quoted for the Intermediate Tax-Exempt Bond Fund, the Tax-Exempt Bond Fund and the Tax-Exempt Money Market Fund, which is computed by: (a) dividing the portion of the Fund's yield (as calculated above) that is exempt from Federal income tax by one minus a stated Federal income rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from federal income tax. For the 7-day period ended December 31, 2004, the effective tax equivalent yield of the N Shares, Service Shares and Institutional Shares of the Tax-Exempt Money Market Fund was 1.75%, 1.24% and 2.24%, respectively. For the 30-day period ended December 31, 2004, the 30-day tax equivalent yield for the A Shares, N Shares and Institutional Shares of the Intermediate Tax-Exempt Bond Fund and the A Shares, N Shares and Institutional Shares of the Tax-

Exempt Bond Fund were 4.76%, 4.93% and 5.28%, and 5.24%, 5.49% and 5.83%, respectively, based on a stated tax rate of 28%.

         The Trust makes available 30-day yield quotations with respect to A Shares, N Shares and Institutional Shares of the Non-Money Market Funds. As required by regulations of the Commission, the 30-day yield is computed by dividing a Fund's net investment income per share earned during the period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized assuming semi-annual reinvestment and compounding of net investment income.

         The following table shows 30-day yields for the period ended December 31, 2004, for A Shares, N Shares and Institutional Shares of the Non-Money Market Funds.

                                                 -----------------------------------------------------
                                                                   30-day Yield (%)
                                                 -----------------------------------------------------
                                                        A                 N           Institutional
Bond Fund                                              3.54              3.71              3.96
High Yield Bond Fund                                   5.78              6.06              6.31
Intermediate Government Bond Fund                      3.01              3.12              3.37
Intermediate Tax-Exempt Bond Fund                      3.43              3.55              3.80
Short/Intermediate Bond Fund                           3.06              3.17              3.42
Tax-Exempt Bond Fund                                   3.77              3.95              4.20
Ultra Short Duration Bond Fund                          --                --               2.52
Balanced Fund                                          1.10              1.17              1.42
Core Equity Fund                                       0.17              0.18              0.43
Equity Fund                                            0.59              0.63              0.88
Index Fund                                              --               1.11              1.36
Small-Cap Growth Fund                                   --                --              (0.46)
Small-Cap Opportunity Fund                            (0.18)            (0.19)             0.06
Small-Cap Value Fund                                  (0.08)            (0.08)             0.17

         The Trust also makes available total return quotations for A Shares, N Shares and Institutional Shares of each of the Non-Money Market Funds.

         The following table shows average annual total return for the one-year, five-year, ten-year and since inception periods (or shorter period if the Fund has been in operation for a shorter period) ended December 31, 2004 for A Shares, N Shares and Institutional Shares of the Non-Money Market Funds. The actual date of the commencement of each Fund's operations, or the commencement of the offering of each Class' Shares, is listed in the Funds' financial statements.

------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                                                                                        Inception to
             Fund                      Class            1 Year (%)       5 Year (%)     10 Year (%)     12/31/04 (%)
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
Bond                                  A Shares            (0.82)            6.01             --             4.90
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                      N Shares             3.82             6.99             --             6.30
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                Institutional Shares       4.07             7.26             --             6.55
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
High Yield Bond                       A Shares              --               --              --             9.97
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                      N Shares             10.32            8.10             --             7.85
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                Institutional Shares       10.65            8.42             --             8.17
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
Intermediate Government Bond          A Shares            (0.80)            6.25             --             5.15
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                      N Shares             2.79             7.01            6.51            7.49
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                Institutional Shares       3.05             7.27            6.78            7.75
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
Intermediate Tax-Exempt Bond          A Shares            (0.85)             --              --             4.21
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                      N Shares             2.76             6.54            5.66            5.53
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                Institutional Shares       3.02             6.81            5.93            5.78
------------------------------- --------------------- ---------------- --------------- --------------- ----------------


                                       55

------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                                                                                        Inception to
             Fund                      Class            1 Year (%)       5 Year (%)     10 Year (%)     12/31/04 (%)
------------------------------- --------------------- ---------------- --------------- --------------- ----------------

Short/Intermediate Bond               A Shares            (0.96)            5.30             --             4.87
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                      N Shares             2.66             6.04            6.13            6.24
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                Institutional Shares       2.92             6.31             --             5.64
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
Tax-Exempt Bond                       A Shares            (1.41)             --              --             5.18
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                      N Shares             3.21             7.88            6.57            7.21
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                Institutional Shares       3.46             8.15            6.84            7.48
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
Ultra Short Duration Bond       Institutional Shares        --               --              --             1.20
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
Balanced                              A Shares             6.77             5.47             --             4.71
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                      N Shares             13.04            6.67             --             7.86
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                Institutional Shares       13.32            6.94             --             7.87
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
Core Equity                           A Shares             6.78            (3.08)            --            (0.35)
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                      N Shares             13.04           (2.00)          11.76            10.35
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                Institutional Shares       13.32           (1.75)          12.04            10.62
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
Emerging Markets                      A Shares             13.07            3.34             --             8.02
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                      N Shares             19.71            4.50             --             2.52
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                Institutional Shares       20.04            4.81             --             2.85
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
Equity                                A Shares             11.40            3.36             --             2.58
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                      N Shares             17.91            4.53           12.29            11.74
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                Institutional Shares       18.14            4.80             --             9.24
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
Index                                 N Shares             10.21           (2.88)          11.40            10.26
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                Institutional Shares       10.48           (2.62)          11.67            10.53
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
International                         A Shares             9.75            (1.64)            --             3.63
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                      N Shares             16.10            0.22            2.34            3.62
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                Institutional Shares       16.48            0.48            2.63            3.89
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
Small-Cap Growth                Institutional Shares       20.37             --              --             8.26
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
Small-Cap Opportunity                 A Shares             17.05           7..74             --             14.15
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                      N Shares             23.85            8.97           15.02            14.16
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                Institutional Shares       24.16            9.23           15.29            14.45
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
Small-Cap Value                       A Shares             21.56           16.35             --             16.14
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                      N Shares             28.59           17.68           15.08            13.99
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                Institutional Shares       28.93           17.96           15.37            14.27
------------------------------- --------------------- ---------------- --------------- --------------- ----------------

         Each of these amounts is computed by assuming a hypothetical initial investment of $10,000. It is assumed that all of the dividends and distributions by each Fund over the specified period of time were reinvested. It was then assumed that at the end of the specified period, the entire amount was redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial investment to grow to the amount that would have been received upon redemption.

         The Funds may also calculate an aggregate total return that reflects the cumulative percentage change in value over the measuring period. The aggregate total return can be calculated by dividing the amount received upon redemption by the initial investment and subtracting one from the result. The following table shows aggregate total return for the one year, five year, ten year and since inception (if less than ten years) periods ended December 31, 2004 for A Shares, N Shares and Institutional Shares of the Non-Money Market Funds.

------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                                                                                        Inception to
             Fund                      Class            1 Year (%)       5 Year (%)     10 Year (%)     12/31/04 (%)
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
Bond                                  A Shares            (0.82)           33.86             --             32.40
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                      N Shares             3.82            40.21             --             70.13
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                Institutional Shares       4.07            41.97             --             73.79
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
High Yield Bond                       A Shares              --               --              --             6.12
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                      N Shares             10.32           47.60             --             51.33
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                Institutional Shares       10.65           49.83             --             53.80
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
Intermediate Government Bond          A Shares            (0.80)           35.43             --             34.37
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                      N Shares             2.79            40.30           87.98           323.72
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                Institutional Shares       3.05            42.06           92.77           345.11
------------------------------- --------------------- ---------------- --------------- --------------- ----------------


                                       56

------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                                                                                        Inception to
             Fund                      Class            1 Year (%)       5 Year (%)     10 Year (%)     12/31/04 (%)
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
Intermediate Tax-Exempt Bond          A Shares            (0.85)             --              --             17.73
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                      N Shares             2.76            37.28           73.48           177.82
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                Institutional Shares       3.02            39.01           77.65           191.06
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
Short/Intermediate Bond               A Shares            (0.96)           29.45             --             29.55
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                      N Shares             2.66            34.09           81.36           130.00
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                Institutional Shares       2.92            35.77             --             62.61
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
Tax-Exempt Bond                       A Shares            (1.41)             --              --             21.88
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                      N Shares             3.21            46.11           88.96           302.42
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                Institutional Shares       3.46            47.94           93.86           323.42
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
Ultra Short Duration Bond       Institutional Shares        --               --              --             0.90
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
Balanced                              A Shares             6.77            30.48             --             31.15
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                      N Shares             13.04           38.12             --             79.28
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                Institutional Shares       13.32           39.84             --             80.24
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
Core Equity                           A Shares             6.78           (14.48)            --            (2.06)
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                      N Shares             13.04           (9.61)          203.99          249.81
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                Institutional Shares       13.32           (8.46)          211.61          260.90
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
Emerging Markets                      A Shares             13.07           17.86             --             51.55
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                      N Shares             19.71           24.60             --             19.59
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                Institutional Shares       20.04           26.45             --             22.44
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
Equity                                A Shares             11.40           17.99             --             16.19
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                      N Shares             17.91           24.79           218.64          548.67
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                Institutional Shares       18.14           26.40             --            118.70
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
Index                                 N Shares             10.21          (13.58)          194.37          246.23
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                Institutional Shares       10.48          (12.44)          201.62          257.17
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
International                         A Shares             9.75            (7.96)            --             23.08
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                      N Shares             16.10            1.09           25.98            89.11
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                Institutional Shares       16.48            2.45           29.59            98.06
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
Small-Cap Growth                Institutional Shares       20.37             --              --             37.10
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
Small-Cap Opportunity                 A Shares             17.05           45.15             --            116.26
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                      N Shares             23.85           53.64           305.23         1,306.89
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                Institutional Shares       24.16           55.52           315.05         1,377.68
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
Small-Cap Value                       A Shares             21.56           113.21            --            123.39
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                      N Shares             28.59           125.66          307.26         1,270.48
------------------------------- --------------------- ---------------- --------------- --------------- ----------------
                                Institutional Shares       28.93           128.35          317.86         1,341.31
------------------------------- --------------------- ---------------- --------------- --------------- ----------------

         Current yield and total return for the Non-Money Market Funds will fluctuate from time to time, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields. Yield (or total return) is a function of portfolio quality, composition, maturity and market conditions as well as expenses allocated to the Funds.

         Performance data of the Funds may be compared with those of other mutual funds with similar investment objectives and with other relevant indices, such as those prepared by Salomon Brothers Inc. or Lehman Brothers Inc., or any of their affiliates or to ratings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is reported in national financial publications such as IBC/Donoghue's Money Fund Report and Bank Rate Monitor (for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five metropolitan statistical areas), Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, reports prepared by Lipper Analytical Services and publications of a local or regional nature. Performance information may be quoted numerically or may be presented in a table, graph or other illustrations. All performance information advertised by the Funds is historical in nature and is not intended to represent or guarantee future results.

         In addition, investors should recognize that changes in the net asset value of shares of the Non-Money Market Funds will affect the yield of such Funds for any specified period, and such changes should be considered together with each such Fund's yield in ascertaining the Fund's total return to shareholders for the period. Yield information for all of the Funds may be useful in reviewing the performance of a Fund and for providing a basis for comparison with investment alternatives. The yield of a Fund may not be comparable to other investment alternatives, however, because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses, and calculate yield.

         After-Tax Returns. A Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund's total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the actual historical federal maximum tax rate. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

         Average Annual Total Return (After Taxes on Distributions) is computed as follows:

                  ATVD = P(l+T)n

         Where:   P = the amount of an assumed initial investment in shares of the Fund
                  T = average annual total return (after taxes on distributions) n = number of years from initial investment to the end of the period
                  ATVD = ending value of shares held at the end of the period after taxes on fund distributions but not after taxes on redemptions.

         Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) is computed as follows:

                  ATVDR = P(l+T)n

         Where:   P = the amount of an assumed initial investment in shares of the Fund
                  T = average annual total return (after taxes on distributions and redemptions)
                  n = number of years from initial investment to the end of the period
                  ATVDR = ending value of shares held at the end of the period after taxes on fund distributions and redemptions.

         Performance of Common and Collective Trust Funds. The Core Equity Fund, the Equity Income Fund, the Index Fund, the International Fund, the Small-Cap Opportunity Fund, the Small-Cap Value Fund, the High Yield Bond Fund, the Intermediate Government Bond Fund, the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Bond Fund commenced operations upon the investment of a substantial amount of assets invested from collective and common trust funds operated by Harris Trust. If a Fund's predecessor fund was operated with investment policies substantially similar to those of the Fund, the Fund may include in quotations of its performance the performance history of the predecessor fund in accordance with interpretations of the Commission and as appropriate. Because collective and common trust funds usually have an effective expense ratio of zero, in order not to overstate performance, a predecessor fund's performance included in any quotation of the Fund's performance will be calculated as if the predecessor fund had operated with an expense ratio equal to the Fund's estimated expense ratio for its first year of operations.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         ALL CLASSES. Each Fund has authorized one or more financial institutions, such as financial services companies, broker-dealers, banks of other authorized agents, to accept purchase and redemption orders on its behalf. Such financial institutions are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order, which will be priced at the Fund's net asset value next calculated after it is so accepted.

         Redemption proceeds normally are paid in cash. However, the Trust has filed formal elections with the Commission pursuant to which a non-Money Market Fund may effect a redemption in kind in portfolio securities only if a shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period. If payment for shares redeemed is made wholly or partially in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash.

         For an additional administrative fee, paid separately by the shareholder and not as an expense of the Funds, a shareholder may participate in the College In-Sight(R) Program. Through the Program, a participating private college or university reduces the undergraduate tuition for a student, designated by the shareholder, in an amount based on the shareholder's account balance during the time the shareholder participates in the Program. Participation in the Program may begin any time before a designated student graduates from high school. However, no tuition reduction rewards can be earned after June 30th of the student's high school graduation year. Program details and an application are available from the Funds at the address or telephone number given above.

         For employees of HIM, Harris Trust and their affiliates, Sage Scholars, Inc. (the program coordinator on behalf of the participating colleges) has waived the College In-Sight Program administrative fee until further notice. Any participant in the Employees' Savings and Profit Sharing Plan of Bank of Montreal/Harris Trust and Savings Bank ("Harris Plan"), through his or her Harris Plan account balances invested in the Funds, may also act as a College In-Sight Program sponsor (with administrative fees waived) for students affiliated with the Carole Robertson Center for Learning, a nonprofit organization offering child, youth, and family development programs to members of Chicago's inner-city communities. Harris Plan participants may obtain more information and an application by calling the telephone number given above.

         A SHARES. An investor in A Shares of a Fund may be entitled to reduced sales charges. To qualify for a reduced sales charge, an investor must notify and provide sufficient information to the Funds at the time of purchase. If an investor invests through an institution, the investor should notify the institution, which in turn must notify the Funds. Programs that allow for reduced sales charges, such as the Right of Accumulation, a Letter of Intent, or Family Purchases (each of which is explained below), may be changed or eliminated at any time.

         The Right of Accumulation allows an investor to combine the amount invested in A Shares of a Fund with the total net asset value of A Shares currently purchased or already owned by that investor of all Funds to determine the applicable sales charge. To obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge, and confirmation of the order is subject to such verification. The Right of Accumulation may be modified or discontinued at any time by the Funds with respect to all A Shares purchased thereafter.

         A Letter of Intent allows an investor to purchase A Shares of the Funds over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus the total net asset value of A

Shares already owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment. If such amount is not invested within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid.

         Family Purchases allow family members to purchase A Shares of the Funds over a thirteen-month period at reduced sales charges based on the combined purchases of a family as if they were purchased at the same time for purposes of calculating sales charges. ("Family" includes any of the following persons - parents, grandparents, spouse and children.)

         In order to recover commissions paid to institutions, A Shares of a Fund on which no initial sales charge was assessed due to a purchase amount of $1,000,000 or more in a single transaction or pursuant to the Right of Accumulation, a Letter of Intent, or Family Purchases that are redeemed within one year of the purchase date will be subject to contingent deferred sales charges equal to 1.00% of the dollar amount subject to the charge. Redemptions made within one to two years of the purchase will be subject to contingent deferred sales charges equal to 0.50% of the dollar amount subject to the charge. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on redemptions of shares acquired through the reinvestment of dividends and distributions or involuntary redemptions by a Fund of shareholder accounts with low account balances.

         Redemptions of shares will be effected in the manner that results in the imposition of the lowest deferred sales charge. Redemptions with respect to a shareholder's investment in a Fund will automatically be made first from A Shares of the Fund acquired pursuant to reinvestment of dividends and distributions, Second from any A Shares in a Fund held for more than two years, third from A Shares held within one and two years, and fourth from A Shares of the Fund held for less than one year.

         The contingent deferred sales charge on shares purchased through an exchange from A Shares of another Fund is based upon the original purchase date and price of the other Fund's shares. For a shareholder with a Letter of Intent who does not purchase $1,000,000 of A Shares under the letter, no contingent deferred sales charge is imposed, but a sales load adjustment will be imposed on the account of such shareholder at the expiration of the period set forth in the Letter of Intent. A Letter of Intent may provide for a contingent deferred sales charge in some cases.

         The contingent deferred sales charge applicable to A Shares will be waived by the Funds for redemptions (a) pursuant to a systematic withdrawal plan, (b) that are shown to have resulted from the death or disability of the accountholder, (c) by qualified retirement plans upon plan termination or dissolution, (d) directed by participants in qualified retirement plans, or (e) from IRAs, if made pursuant to death or disability of the accountholder, or for minimum distributions required after attaining age 70-1/2.

         ANTI-MONEY LAUNDERING LAWS AND FUND SHARES. The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional information from you to verify your identity. If at any time a Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to "freeze" a shareholder's account. A Fund also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform the shareholder that it has taken the actions described above.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value per share is determined at least as often as each day that the New York Stock Exchange is open for regular session trading, i.e., each weekday other than New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each, a "Holiday").

         A security held by a Non-Money Market Fund (other than a debt obligation or fixed-income security or a security for which the primary market is the National Association of Securities Dealers' Automatic Quotation System ("NASDAQ"), discussed below) is valued at the last reported sale price on the principal exchange on which the security is traded as of the time of valuation. In the absence of any sale on the valuation date, the security is valued at the closing bid price. A security for which the primary market is NASDAQ will be valued at the NASDAQ Official Closing Price as defined by NASDAQ, or in the absence of any reported Official Closing Price on the valuation date, the last reported sale price, or in the absence of any sale on the valuation date, at closing price. A security that is traded only on the over-the-counter market generally is valued at the last reported bid price. Debt obligations and fixed-income securities, including asset-backed and mortgage-backed securities (but not including securities with remaining maturities of 60 days or less or securities held by the Money Market Funds), are valued at the mean of the last bid and asked prices. In the absence of a readily available market quotation (or when, in the view of the Adviser, an available market quotation does not accurately reflect the security's fair value), the security is valued at a fair value as determined by or under the direction of the Trust's Board of Trustees. Prices used for valuations of securities are provided by independent pricing services. Debt obligations and fixed-income securities with remaining maturities of 60 days or less generally are valued at amortized cost, as discussed below.

         Each of the Money Market Funds uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that a Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of a Fund's portfolio on a particular day, a prospective investor in that Fund would be able to obtain a somewhat higher yield than would result from investments in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

         Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, each of the Money Market Funds must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of 397 days or less and invest only in securities determined by the Board of Trustees to meet the quality and minimal credit risk requirements of Rule 2a-7. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. Rule 2a-7 provides, however, that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize at $1.00, to the extent reasonably possible, the price per share of each of the Money Market Funds as computed for the purpose of sales and redemptions. Such procedures include review of the portfolio holdings of each of the Money

Market Funds by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether a Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

                             PORTFOLIO TRANSACTIONS

         Portfolio securities of each Fund are kept under continuing supervision and changes may be made whenever, in the judgment of the Adviser or Sub-Adviser, a security no longer is deemed to meet the objective of the Fund. Portfolio changes also may be made to increase or decrease investments in anticipation of changes in security prices in general or to provide the cash necessary for redemptions, distributions to shareholders or other Fund management purposes. Portfolio changes may be made without regard to the length of time a particular security has been held or the frequency of portfolio transactions of a Fund (the portfolio turnover rate). A high rate of portfolio turnover would result in increased transaction expenses, which must be borne by the Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. The portfolio turnover rates for the Funds are set forth in the prospectus under "Financial Highlights."

         Portfolio transactions for each Fund are placed with those securities brokers and dealers that the Adviser or Sub-Adviser believes will provide the best value in transaction and research services for that Fund, either in a particular transaction or over a period of time.

         In valuing brokerage services, the Adviser or Sub-Adviser makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

         Although some transactions involve only brokerage services, many involve research services as well. In valuing research services, the Adviser or Sub-Adviser makes a judgment of the usefulness of research and other information provided by a broker to the Adviser or Sub-Adviser in managing a Fund's investment portfolio. In some cases, the information, e.g., data or recommendations concerning particular securities, relates to the specific transaction placed with the broker, but for the greater part the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects, useful to the Adviser or Sub-Adviser or in advising the Funds.

         The Adviser or Sub-Adviser is the principal source of information and advice to the Funds, and is responsible for making and initiating the execution of the investment decisions for each Fund. However, the board of trustees recognizes that it is important for the Adviser or Sub-Adviser, in performing its responsibilities to the Funds, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Funds to take into account the value of the information received for use in advising the Funds. Consequently, the commission paid to brokers (other than an affiliate of the Trust) providing research services may be greater than the amount of commission another broker would charge for the same transaction. The extent, if any, to which the obtaining of such information may reduce the expenses of the Adviser or Sub-Adviser in providing management services to the Funds is not determinable. In addition, it is understood by the board of trustees that other clients of the Adviser or Sub-Adviser might also benefit from the information obtained for the Funds, in the same manner that the Funds might also benefit from information obtained by the Adviser or Sub-Adviser in performing services to others.

         Twice a year, the Sub-Adviser, through its securities analysts and trading personnel, will consider the amount and nature of research services provided by brokers, as well as the extent to which such services are relied upon, and attempt to allocate a portion of the brokerage business of the Emerging Markets Fund and the International Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by brokers may be more or less than the suggested allocations, depending upon the Sub-Adviser's evaluation of all applicable considerations, including, but not limited to, the Sub-Adviser's best execution undertaking.

         An affiliate of the Trust or the Adviser or Sub-Adviser may act as broker for a Fund in connection with the purchase or sale of securities by or to the Fund if and to the extent permitted by procedures adopted from time to time by the Board of Trustees of the Trust. The Board of Trustees, including a majority of the Trustees who are not "interested persons", has determined that portfolio transactions for a Fund may be executed through if, in the judgment of the Adviser or Sub-Adviser, the use of such affiliated broker is likely to result in prices and execution at least as favorable to the Fund as those available from other qualified brokers and if, in such transactions, the affiliated broker charges the Fund commission rates at least as favorable to the Fund as those charged by the affiliated broker to comparable unaffiliated customers in similar transactions. The Board of Trustees has also adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard. The Funds will not effect principal transactions with an affiliate of the Trust or the Adviser or Sub-Adviser. In executing transactions through an affiliated broker the Funds will be subject to, and intend to comply with, section 17(e) of the 1940 Act and rules thereunder.

         The reasonableness of brokerage commissions paid by the Funds in relation to transaction and research services received is evaluated by the staff of the Adviser and Sub-Adviser on an ongoing basis. The general level of brokerage charges and other aspects of the Funds' portfolio transactions are reviewed periodically by the board of trustees.

         Transactions of the Funds in the over-the-counter market and the third market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise. Purchases and sales of securities for the Fixed Income Funds and the Money Market Funds will usually be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds will also purchase portfolio securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads, and underwriting commissions.

         Purchase and sale orders for securities on behalf of any Fund may be combined with those of other accounts that the Adviser or Sub-Adviser manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When the Adviser or Sub-Adviser determines that a particular security should be bought or sold for any of the Funds and other accounts it manages, it allocates the transactions among the participants equitably.

         Although investment decisions for the Funds are made independently from those for other investment advisory clients of the Adviser or Sub-Adviser, it may develop that the same investment decision is made for both a Fund and one or more other advisory clients. If both a Fund and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each over time.

         The following table shows aggregate amount of brokerage commissions paid by each Fund. This information is for the past three fiscal years (or shorter if the Fund has been in operation for a shorter period).

------------------------------------------------ ----------------------------------------------------------------------
                                                             Aggregate Amount of Brokerage Commissions ($)
                                                 ----------------------------------------------------------------------
                                                          2002                    2003                   2004
------------------------------------------------ ----------------------- ----------------------- ----------------------
Balanced Fund                                            66,501                  78,664                  59,704

Core Equity Fund                                        304,391                 239,643                 264,959

Emerging Markets Fund                                   254,696                 542,823                 881,706

Equity Fund                                             532,437                 657,590                 458,445

Index Fund                                               71,168                  53,627                  73,249

International Fund                                      202,486                 278,186                 247,501

Small-Cap Growth Fund                                    24,274                  26,159                  22,678

Small-Cap Opportunity Fund                              929,822               1,099,248               1,096,208

Small-Cap Value Fund                                  1,237,738                 911,787                 711,625
------------------------------------------------ ----------------------- ----------------------- ----------------------

         With respect to transactions directed to brokers because of research services provided, the following table shows total brokerage commissions and the total dollar amount of such transactions on which commissions were paid for the fiscal year ended December 31, 2004.

-------------------------------- -------------------------------------- -----------------------------------------------
                                      Total Brokerage Commissions        Total Dollar Amount of Transactions on which
                                        (Research-related) ($)           Commissions were paid (Research-related) ($)
-------------------------------- -------------------------------------- -----------------------------------------------
Balanced Fund                                   24,379                                   16,499,527

Core Equity Fund                               164,131                                  119,325,887

Emerging Markets Fund                            3,900                                    1,880,192

Equity Fund                                    134,687                                   99,632,269

Index Fund                                       4,587                                    1,334,253

International Fund                               2,900                                    1,039,911

Small-Cap Growth Fund                            3,543                                    2,053,354

Small-Cap Opportunity Fund                      66,295                                   42,777,409

Small-Cap Value Fund                            48,648                                   28,926,775
-------------------------------- -------------------------------------- -----------------------------------------------

                        DISCLOSURE OF PORTFOLIO HOLDINGS

         The Funds' Board of Trustees has approved policies and procedures that govern the timing and circumstances concerning the disclosure of the Funds' portfolio securities information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information concerning the Funds' portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of Funds' shareholders, on the one hand, and those of Harris Trust, HIM, Hansberger, Monegy, the Funds' Distributor or their affiliated persons, on the other. Pursuant to the procedures, the Board of Trustees has authorized Fund management to release the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles.

         Under the Funds' policy, information about a Fund's portfolio securities may not be disclosed to any party prior to the day next following:
(a) the posting of such information on the Funds' website; or (b) the filing of the information with the Securities and Exchange Commission in a required filing. Exceptions to this policy are set forth below.

         A complete list of each Funds' portfolio holdings, as of the end of each month, is published on the Funds' website at www.harrisinsight.com no sooner than 10 days after the end of the month. The portfolio holdings information available on the Funds' website may include information that is filed with the Securities and Exchange Commission on Form N-Q. The information on the website is publicly available to all categories of persons. The scope of information provided relating to each Fund's portfolio that is made available on the website may change from time to time without notice.

         Disclosure of statistical or descriptive information about a Fund's holdings that does not specifically name the securities held including, for example, industry, sector or geographic weightings, valuation measures, risk measures, and other similar "aggregated" information about a Fund's portfolio, may be made generally available upon request.

         Each Fund may disclose portfolio holdings information to certain persons and entities prior to and more frequently than the public disclosure of such information on the Funds' website ("early disclosure"). Fund management and the Funds' Chief Compliance Officer may authorize early disclosure of portfolio holdings information to such parties at differing times and/or with different lag times provided that (a) the Fund management and the Chief Compliance Officer determine that disclosure in the best interests of the Funds and there are no conflicts of interest between the Funds' shareholders and Harris Trust, HIM, Hansberger, Monegy, the Funds' Distributor or any of their affiliated persons; and (b) the recipient of the information is by contractual agreement (I) required to maintain the confidentiality of the information, and (II) prohibited from trading based upon the information provided.

         Currently, three rating agencies (Moody's, Standard & Poor's and
Fitch) that issue ratings for the Funds receive early disclosure of information about the portfolio holdings of the Money Market Fund. Two of these rating agencies receive the Fund's portfolio holdings information weekly, and the third rating agency receives the Fund's portfolio holdings monthly. Additionally, the Chicago Mercantile Exchange receives early disclosure of the portfolio holdings of the Money Market Fund monthly for regulatory purposes.

         Neither the Fund nor any other party receives compensation or other consideration from the rating agencies or the Chicago Mercantile Exchange in connection with those arrangements. Each of the rating agencies and the Chicago Mercantile Exchange has entered into a confidentiality agreement whereby each of them is required to maintain the confidentiality of the portfolio holdings information received.

         In addition, the Funds' service providers, including, without limitation, Harris Trust, the custodian, the fund's registered public accounting firm, transfer agent, accountants, proxy voting service provider, pricing information vendors, printer and mailing agent may receive early disclosure of portfolio holdings information in connection with the services they perform for the Funds.

         The Funds' policies and procedures prohibit the Funds, Harris Trust, HIM or any related party from receiving any compensation or other consideration in connection with the disclosure of portfolio holdings information.

         Certain client accounts of the Adviser, Hansberger or Monegy may be managed using strategies similar to those used by the Funds. Those clients receive portfolio holdings information for their accounts, and it is possible that such information could be used to infer some portfolio holdings information of the Funds.

                                 TAX INFORMATION

         Each Fund is treated as a separate entity for Federal income tax purposes and thus the provisions of the Code generally are applied to each Fund separately, rather than to the Trust as a whole. As a result, net capital gains, net investment income, and operating expenses are determined separately for each Fund.

         The Trust intends to qualify each Fund as a regulated investment company under the Code and to distribute to the shareholders of each Fund sufficient net investment income and net realized capital gains of that Fund so that the Fund will not be subject to Federal income taxes. Qualification as a regulated investment company under the Code generally requires, among other things, that (a) at least 90% of the Fund's annual gross income (without offset for losses) be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stocks, securities or options thereon and certain other income including, but not limited to, gains from futures contracts and (b) the Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities, securities in other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of each Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities) or two or more issuers controlled by the Fund that are engaged in the same, similar, or related trades or business. As a regulated investment company, each Fund will not be subject to Federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income (including net short-term capital gains) earned in each year and, in the case of the Tax-Exempt Money Market Fund, the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Bond Fund, that it distributes to its shareholders at least 90% of its net tax-exempt income (including net short-term capital gains). In addition, the Tax-Exempt Money Market Fund, the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Bond Fund intend that at least 50% of the value of its total assets at the close of each quarter of its taxable year will consist of obligations the interest on which is exempt from Federal income tax, so that such Funds will qualify under the Code to pay "exempt-interest dividends" (described below).

         Dividends (including net short-term capital gains), except exempt-interest dividends, will be taxable to shareholders as ordinary income, except that "qualified dividend income" (as defined under the Code) of non-corporate shareholders who satisfy certain holding period requirements is currently taxed at the rates applicable to long-term capital gain.

         Distributions of net long-term capital gains, if any, will be taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long the shareholder has held the shares, and will not qualify for the dividends-received deduction.

         A taxable gain or loss also may be realized by a shareholder upon the redemption or transfer of shares depending on the tax basis of the shares and their value at the time of the transaction. Any loss realized on a sale or exchange of shares of a Fund will be disallowed to the extent other shares of that Fund are acquired within the 61-day period beginning 30 days before and ending 30 days after disposition of the shares.

         At December 31, 2004, the Funds had capital loss carryforwards available to offset future realized capital gains.

--------------------------------------------------------------------------------
                                                    Capital Loss Carryforwards
--------------------------------------------------------------------------------
Money Market Fund                                            $559,261
--------------------------------------------------------------------------------
Tax-Exempt Money Market Fund                                 $200,741
--------------------------------------------------------------------------------
Bond Fund                                                    $747,881
--------------------------------------------------------------------------------
High Yield Bond Fund                                        $4,340,808
--------------------------------------------------------------------------------
Intermediate Tax-Exempt Bond Fund                            $744,039
--------------------------------------------------------------------------------
Short/Intermediate Bond Fund                                $2,821,116
--------------------------------------------------------------------------------
Ultra Short Duration Bond Fund                                $49,893
--------------------------------------------------------------------------------
Equity Fund                                                  $636,307
--------------------------------------------------------------------------------
International Fund                                          $37,359,643
--------------------------------------------------------------------------------
Small-Cap Growth Fund                                         $24,551
--------------------------------------------------------------------------------

         Dividends paid by each of the Tax-Exempt Bond Fund, the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Money Market Fund (the "Tax-Exempt Funds") out of tax-exempt interest income earned by the Fund ("exempt-interest dividends") generally will not be subject to Federal income tax in the hands of the Fund's shareholders. However, persons who are substantial users or related persons thereof of facilities financed by private activity bonds held by a Fund may be subject to Federal income tax on their pro rata share of the interest income from such bonds and should consult their tax advisers before purchasing shares of such Fund.

         Interest on indebtedness incurred by shareholders to purchase or carry shares of a Tax-Exempt Fund generally is not deductible for Federal income tax purposes. Under the IRS rules for determining when borrowed funds are used for purchasing or carrying particular assets, shares of a Fund may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares. Substantially all of the dividends paid by each Tax-Exempt Fund are anticipated to be exempt from Federal income taxes.

         Shareholders of the Tax-Exempt Funds may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they reside but may be subject to tax on income derived from the municipal securities of other jurisdictions.

Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes to investments in the Fund which may differ from the Federal income tax consequences described above.

         The Trust will be required to withhold, subject to certain exemptions, a portion (currently 28%) from dividends paid or credited to individual shareholders and from redemption proceeds, if a correct taxpayer identification number, certified when required, is not on file with the Trust or Transfer Agent.

         Certain of the Funds may invest in municipal bond index futures contracts and options on interest rate futures contracts. The Funds do not anticipate that these investment activities will prevent the Funds from qualifying as regulated investment companies. As a general rule, these investment activities will increase or decrease the amount of long-term and short-term capital gains or losses realized by a Fund and, accordingly, will affect the amount of capital gains distributed to the Fund's shareholders.

         For Federal income tax purposes, gain or loss on the futures contracts and options described above (collectively referred to as "section 1256 contracts") is taxed pursuant to a special "mark-to-market" system. Under the mark-to-market system, a Fund may be treated as realizing a greater or lesser amount of gains or losses than actually realized. As a general rule, gain or loss on section 1256 contracts is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, and, accordingly, the mark-to-market system will generally affect the amount of capital gains or losses taxable to a Fund and the amount of distributions taxable to a shareholder. Moreover, if a Fund invests in both section 1256 contracts and offsetting positions in such contracts, then the Fund might not be able to receive the benefit of certain recognized losses for an indeterminate period of time. Each Fund expects that its activities with respect to section 1256 contracts and offsetting positions in such contracts (a) will not cause it or its shareholders to be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received and (b) will permit it to use substantially all of the losses of the Fund for the fiscal years in which the losses actually occur.

         In order to avoid a 4% federal excise tax, a Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of its capital gain net income (the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and any excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which the Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. Each of the Funds intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax. Each Fund intends that it will distribute substantially all of its net investment income and net capital gains in accordance with the foregoing requirements, and, thus, expects not to be subject to the excise tax. Dividends declared by a Fund in October, November or December payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared.

         Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

         Gains or losses on sales of securities by a Fund generally will be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses.

         In the case of the Equity Funds and the Fixed Income Funds, if an option written by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction.

         In the case of the Equity Funds and the Fixed Income Funds, if securities are sold by the Fund pursuant to the exercise of a call option written by it, such Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

         If, in the opinion of the Trust, ownership of its shares has or may become concentrated to an extent that could cause the Trust to be deemed a personal holding company within the meaning of the Code, the Trust may require the redemption of shares or reject any order for the purchase of shares in an effort to prevent such concentration.

                          SHARES OF BENEFICIAL INTEREST

         The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value, and to create one or more classes of these shares. Pursuant thereto, the Trustees have authorized the issuance of five classes of shares, A Shares, N Shares, Service Shares, Exchange Shares and Institutional Shares for the Funds of the Trust as follows: Institutional Shares are offered by each Fund. A Shares are offered by each Fund, except for the Index Fund, the Small-Cap Growth Fund, the Ultra Short Duration Bond Fund, and each of the Money Market Funds. N Shares are offered by each Fund, except for the Small-Cap Growth Fund and the Ultra Short Duration Bond Fund. Service Shares are offered only by the Money Market Funds. Exchange Shares are offered only by the Money Market Fund.

         Shareholders of a Fund are entitled to that number of votes that is equal to the number of whole shares and fractional shares held multiplied by the net asset value of one share of that Fund in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). Generally, all shares of the Trust will be voted with other shares of the Trust and will be voted in the aggregate, and not by Fund or class, except where voting by Fund or class is required by law or where the matter involved affects only one Fund or class. As used in the Prospectuses and in this Statement of Additional Information, the term "majority," when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Funds, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares. The term "majority," when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund or any other single Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.

         Each share of a Fund represents an equal proportionate interest in that Fund with each other share of the same Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trust's Board of Trustees. Notwithstanding the foregoing, each class of shares of each Fund bears exclusively the expense of fees paid to Service Organizations with respect to that class of shares. In the event of the liquidation or dissolution of the Trust (or a Fund), shareholders of each Fund (or the Fund being dissolved) are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

         Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

         The Trust may dispense with annual meetings of shareholders in any year in which Trustees are not required to be elected by shareholders. It is anticipated generally that shareholder meetings will be held only when specifically required by federal or state law. Shareholders have available certain procedures for the removal of Trustees.

         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both the trust itself was unable to meet its obligations and inadequate insurance existed. To guard against this risk, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification out of Trust property of any shareholder held personally liable for obligations of the Trust.

                                      OTHER

         The Registration Statement, including the Prospectuses, this SAI and the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Prospectuses or this SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103 is the independent registered public accounting firm that audits and reports on the Trust's annual financial statements, reviews certain regulatory reports and the Fund's income tax returns, and performs other professional auditing, tax and advisory services as pre-approved by the Audit Committee of the Trust.

                             REPORTS TO SHAREHOLDERS

         Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements. The Funds' December 31, 2004 financial statements and the report thereon of KPMG LLP from the Funds' December 31, 2004 Annual Report (as filed with the Commission on March 9, 2005, pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder (Accession Number 0000935069-05-000513)) are incorporated herein by reference. For periods prior to December 31, 2001, the financial statements and the report thereon were audited by another independent registered public accounting firm.

                                   APPENDIX A

DESCRIPTION OF BOND RATINGS (INCLUDING CONVERTIBLE BONDS)

         The following summarizes ratings used by Standard & Poor's ("S&P") for corporate and municipal debt:

                  AAA - An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  AA - An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  A - An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  BBB - An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  BB - An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  CC - An obligation rated CC is currently highly vulnerable to nonpayment.

                  C - Any subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C rating also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

         To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes ratings used by Moody's Investors Service ("Moody's") for corporate and municipal long-term debt.

                  Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

                  A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds that are rated Baa are considered medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

                  Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future.

                  B - Bonds that are rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

                  Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through Caa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

         The following summarizes ratings used by Fitch, Inc. ("Fitch") for bonds:


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

                  AAA - Highest credit quality. Ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  AA - Very high credit quality. Ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  A - High credit quality. Ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  BBB - Good credit quality. Ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

                  BB - Speculative. Ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  B - Highly speculative. Ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  CCC, CC, C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

         A "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category or to categories below CCC.

DESCRIPTION OF MUNICIPAL NOTES RATINGS

         The following summarizes the ratings used by Moody's for short-term notes and variable rate demand obligations:

                  MIG 1/VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  MIG 2/VMIG 2. This designation denotes high quality. Margins of protection are ample although not as large as in the preceding group.


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                  MIG 3/VMIG 3. This designation denotes favorable quality. All security elements are accounted for but the undeniable strength of the preceding grades is lacking. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  MIG 4/VMIG 4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

         The following summarizes the ratings by Standard & Poor's for short-term municipal notes:

                  SP-1 - Strong capacity to pay principal and interest. An issue determined to possess overwhelming safety characteristics is given a "plus" (+) designation.

                  SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  SP-3 - Speculative capacity to pay principal and interest.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

         Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted in A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory but the relative degree of safety is not as high as for issues designated A-1. Issues carrying the A-3 designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for payment.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term debt obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternative liquidity is maintained.

         The following summarizes the ratings used by Fitch for short-term obligations:

                  F-1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

                  F-2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.


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                  F-3 - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  B - Speculative. Minimal capacity for the payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions


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                                   APPENDIX B

                  SUMMARY OF PROXY VOTING POLICY AND PROCEDURES
                      OF HARRIS INVESTMENT MANAGEMENT, INC.

         [Note: Harris Insight Funds Trust has adopted the proxy-voting policy and procedures of its investment adviser, Harris Investment Management, Inc., which has developed joint proxy-voting policies with certain of its affiliates (the "Harris Organization").]

As a fiduciary, the Harris Organization must vote proxies in the sole interest of the beneficiaries, both current and future. The business and/or other interests of the fiduciary must not be allowed to affect the duty of undivided loyalty to the interests of these beneficiaries. Unless the client has directed otherwise, we generally vote proxies for securities that are held in client accounts, and have adopted policies and procedures reasonably designed to ensure that those proxies are voted in the best interests of our fiduciary clients.

PROXY ADVISORY COMMITTEE ("PAC"). The PAC establishes general policies and guidelines and makes individual decisions in connection with all management and shareholder proposals that are subject to security-holder vote. The PAC has the authority to vote proxies of companies whose securities are held in more than one fiduciary account (or related groups of accounts) managed by Harris Trust and Savings Bank ("HTSB"), Harris Investment Management, Inc. ("HIM"), and certain other subsidiaries of Harris Bankcorp, Inc. ("Bankcorp"). (These entities are collectively referred to as the "Harris Organization".)

HOW WE VOTE PROXIES. The PAC's guiding principle is to vote proxies in the interest of the beneficiaries, both current and future, with a view to enhancing the value of securities held for the benefit of our clients. The PAC may use the services of a proxy voting agent ("Agent") to perform research and to vote proxies in accordance with the PAC's voting policies. If an issue arises that is not addressed by the PAC's voting policies, the Agent will be instructed to forward that proxy to the PAC along with a recommendation as to how the proxy should be voted. Upon review of the issue and the Agent's recommendation, the PAC will then direct the Agent how to vote on the matter. In the event that the Agent recuses itself on a proxy matter and makes no recommendation, the PAC will review the issue and then direct the Agent how to vote. If an issue arises which is expected to recur frequently, the PAC will develop a policy to deal with it and inform the Agent of its decision. The Agent presently utilized by the PAC is Institutional Shareholder Services (ISS).

MUTUAL FUND PROXIES. Mutual funds are frequently used by both individual and institutional investors. Because it is particularly important that fiduciaries ensure that fund shareholders' rights are being preserved, proxy issues involving fundamental investment policies should be voted by the Agent on a case-by-case basis as directed by the PAC. Proxy issues such as increases in investment management fees, selection of investment advisors, changes in investment objectives and changes in investment strategies that increase portfolio risk will also be evaluated and voting directed on a case-by-case basis. To the extent that legally permissible proposals seek to eliminate shareholder voting on changes to the above items, they will be opposed. All other proposals are to be voted in accordance with existing proxy voting policy. PROXY PROPOSALS RELATING TO THE HARRIS INSIGHT FUNDS ARE GOVERNED BY THE FOLLOWING POLICY CONCERNING CONFLICTS OF INTEREST.

CONFLICTS OF INTEREST. A conflict of interest may arise from time to time for a person or organization involved in the proxy voting process. The Agent votes on most proxy matters in accordance with the PAC's procedures, independently of any interest in those questions by the Harris Organization, its personnel, and affiliated entities. A conflict of interest may exist, however, if, e.g., the Agent has referred a proxy question


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to the PAC as otherwise required by these procedures, and HIM, HTSB or another
Harris banking entity, or another member of the Bank of Montreal family of companies has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Individual conflicts of interest also may arise if, e.g., a member of the PAC holds a position in a security that is the subject of a proxy vote. The PAC, together with the Chief Compliance Officer of the affected corporate entity and the Harris Law Department is responsible for monitoring and resolving conflicts of interest related to proxy voting. The Chief Compliance Officer and/or the Harris Law Department will review each item referred to them in accordance with these procedures and will provide the PAC with a detailed report for each referred item. Except as directed otherwise by the Chief Compliance Officer in consultation with the Harris Law Department, the PAC shall vote or cause the Agent to vote any proxy question concerning which a conflict of interest exists in accordance with the Agent's independently developed recommendation.

WITH REGARD TO ANY PROXY ISSUE RELATED TO THE HARRIS INSIGHT FUNDS, BECAUSE HIM SERVES AS THE FUNDS' INVESTMENT ADVISER AND HTSB PROVIDES OTHER SERVICES TO THE FUNDS, A CONFLICT OF INTEREST MAY EXIST ON ANY MATTER AFFECTING THOSE HARRIS ENTITIES AND MAY EXIST IN OTHER AREAS AS WELL. ANY PROXY QUESTION THAT AFFECTS A HARRIS ENTITY SHALL, THEREFORE, BE VOTED SOLELY BY ISS OR ANOTHER PROXY VOTING SERVICE IN ITS SOLE DISCRETION, WITHOUT REGARD TO THE EFFECT OF SUCH VOTE ON THE HARRIS ORGANIZATION. PROXY QUESTIONS FOR THE HARRIS INSIGHT FUNDS OTHER THAN THOSE RELATED TO HARRIS ENTITIES SHALL BE DECIDED IN ACCORDANCE WITH THE OTHER PROVISIONS OF THESE PROCEDURES OR, IF NOT WITHIN THE DIRECTIONS PROVIDED HEREIN, BY ISS OR ANOTHER PROXY VOTING SERVICE IN ITS SOLE DISCRETION.

ADDITIONAL INFORMATION. For information about how we voted proxies for the Harris Insight Funds (on or after August 31, 2004), visit the Funds' website at http://www.harrisinsight.com. You may also obtain proxy voting information at the SEC's website: http://www.sec.gov. If you would like a free copy of our complete proxy voting policies and procedures, call (800) 982-8782.


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                                   APPENDIX C

                  SUMMARY OF PROXY VOTING POLICY AND PROCEDURES
                      OF HANSBERGER GLOBAL INVESTORS, INC.

         Hansberger Global Investors, Inc. ("HGI") generally votes proxies for securities we have selected that are held in client accounts, unless the client has directed us to send proxies to the client or another person. We have adopted written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients.

How We Vote Proxies

         We generally vote proxies with a view to enhancing the value of the shares of stock held in client accounts. The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that in our view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of our clients. Unless a client has given us other instructions, we generally vote in accordance with the recommendations of Institutional Shareholder Services, Inc. ("ISS") on these social and political issues, although we sometimes abstain from voting on these issues.

         When making proxy voting decisions, HGI generally adheres to its Proxy Voting Guidelines, which have been developed with reference to the positions of ISS. The Guidelines set forth our positions on recurring proxy issues and criteria for addressing non-recurring issues and incorporate many of ISS's standard operating policies.

         We use ISS to assist us in voting proxies. ISS informs us of shareholder meeting dates, forwards proxy materials to us, translates proxy materials printed in a foreign language, and provides us with research on proxy proposals and voting recommendations. Although we may consider ISS's and others recommendations on proxy issues, we are ultimately responsible for proxy voting decisions.

         If a client has an ERISA plan proxy -voting policy and an ERISA plan instructs us to follow it, we will comply with that policy except when doing so would be contrary to the client's economic interests or otherwise imprudent or unlawful. If client policies conflict, we may vote proxies to reflect each policy in proportion to the respective ERISA plan client's interest in any pooled account (unless voting in this manner would be imprudent or otherwise inconsistent with applicable law).

When We Do Not Vote Proxies

         We generally do not vote proxies for securities we have not selected but that are held in a client account, or where we do not have discretionary authority over securities held in a client account. We generally do not vote proxies when the cost of voting on a particular proxy proposal could exceed the expected benefit to a client, and thus it would not be prudent to vote the proxy. For example, HGI customarily and typically does not, and is often unable to vote securities loaned to another party. HGI will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving the securities outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible or possible. Also, voting proxies for shares of foreign stocks may involve significantly greater effort and corresponding costs, such as translation of proxy materials. Some countries' laws prevent us from selling shares for a period of time before or after a shareholder meeting. We may decide not to vote shares of foreign stocks subject to these restrictions when we believe the benefit from voting the shares is outweighed by the interest of maintaining client liquidity in the shares.


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Conflicts

         From time to time, proxy voting proposals may raise material conflicts between the interests of our clients and the interests of HGI and its employees. For example, we may have a material conflict of interest when a company that is soliciting a proxy is an advisory client of HGI or when a proponent of a proxy proposal has a business relationship with HGI. Our Proxy Voting Committee is responsible for monitoring and resolving any proxy voting proposals that present a possible material conflict of interest. If the Proxy Voting Committee determines that HGI may have a material conflict of interest, the Committee generally either will vote the securities according to our Guidelines or in accordance with ISS's recommendations.

For More Information

         You may obtain information from us about how we voted proxies for securities in your account, and a copy of our proxy voting policies and procedures, by calling HGI's Account Administration department at (954) 522-5150.


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